UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number         811-22930

USCF ETF Trust

(Exact name of registrant as specified in charter)

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Address of principal executive offices) (Zip code)

USCF Advisers LLC

Mr. Stuart Crumbaugh

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Name and address of agent for service)

Registrant’s telephone number, including area code: 510-522-9600

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
(b)	Not applicable

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund SDCI | NYSE Arca, Inc. Annual Shareholder Report | JUNE 30, 2026

This annual shareholder report contains important information about USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Fund”) for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.uscfinvestments.com/filings/equities. You can also request this information by contacting us at 1-800-920-0259.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	$68	0.60%

Management’s Discussion of Fund Performance

Over the previous year, the fund increased in price by 22.46%, as diversified commodities have generally increased in price. 20 of 27 SDCI commodities increased in price during this 12-month period. Additionally, dividends of $0.81054 per share contributed another 4.45%, funded primarily by the return from investment of collateral. Commodity returns were only +10% by February 2026, then rose sharply to +40% at the beginning of the Persian Gulf conflict. Tensions moderated but still persisted, and commodity returns finished the period around +25%.

TOP PERFORMANCE CONTRIBUTORS

Many commodities rallied over this period. Crude Oil and liquid fuels increased from 36% to 90%. Zinc (+34%), Tin (+50%) and Silver (+58%) performed strongly as well. Overall, the SDCI “selected” commodities returned roughly 30% while the “non-selected” commodities returned 10% over the 12-month period.

TOP PERFORMANCE DETRACTORS

A diverse set of commodities including Cocoa (-42%), Natural Gas (-21%) and Lead (-16%) delivered negative returns over the previous 12 months.

Fund Performance

GROWTH OF AN ASSUMED $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURN (Fund/Index)	1 Year	5 years	Since Inception (5/2/2018)
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund - NAV	26.61%	18.73%	10.41%
S&P 500 Index	22.33%	13.40%	15.50%
Bloomberg Commodity Index Total Return℠	25.46%	9.37%	6.86%
SummerHaven Dynamic Commodity Index Total Return℠	30.39%	13.34%	7.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Total Net Assets	$513,146,718
Number of Portfolio Holdings	39
Investment Advisory Fees Paid, Net	$2,190,567
Portfolio Turnover Rate	0%

Graphical Representation of Holdings

The table below shows the investment makeup of the Fund as of June 30, 2026.

Collateral Allocation		Commodity Allocation
Collateral	% of Total Net Assets	Commodity Exposure	% of Total Net Assets
Cash	49.1%	Energy	35.8%
Treasury Bills	54.5%	Grains & Oilseeds	16.3%
		Industrial Metals	13.1%
		Livestock	14.8%
		Precious Metals	14.4%
		Softs	8.1%

Availability of Additional Information

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.uscfinvestments.com/filings/equities.

USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203 Call: 1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

USCF Gold Strategy Plus Income Fund USG | NYSE Arca, Inc. ANNUAL SHAREHOLDER REPORT | JUNE 30, 2026

This annual shareholder report contains important information about USCF Gold Strategy Plus Income Fund (the “Fund”) for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.uscfinvestments.com/filings/equities. You can also request this information by contacting us at 1-800-920-0259.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
USCF Gold Strategy Plus Income Fund	$49	0.45%

Management’s Discussion of Fund Performance

Over the previous year, the fund decreased in price by -8.35%. Significant dividends of $9.56341 per share contributed approximately 25%, funded primarily by the sale of COMEX Gold call options and the return from investment of collateral, to the fund’s performance. Gold increased steadily in price by 50% during the first six months until January 2026, then began a steady decline to finish around +20% by June 2026. While prior geopolitical tensions were thought to be bullish for gold, that was not the case during the reporting period as the sharply higher oil and commodity prices during the Persian Gulf conflict threatened higher inflation and higher interest rates. These concerns led to steadily lower gold prices for several months during the reporting period.

Fund Performance

GROWTH OF AN ASSUMED $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURN (Fund/Index)	1 Year	Since Inception (11/2/2021)
USCF Gold Strategy Plus Income Fund - NAV	16.94%	15.78%
S&P 500 Index	22.33%	12.53%
Bloomberg Commodity Index Total Return℠	25.46%	7.81%
Bloomberg Gold Subindex Total Return℠	21.00%	18.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Total Net Assets	$8,785,583
Number of Portfolio Holdings	2
Investment Advisory Fees Paid, Net	$63,292
Portfolio Turnover Rate	0%

Graphical Representation of Holdings

The table below shows the investment makeup of the Fund as of June 30, 2026.

Collateral Allocation		Commodity Allocation
Collateral	% of Total Net Assets	Commodity Exposure	% of Total Net Assets
Cash	112.5%	Precious Metals	100.8%

Availability of Additional Information

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.uscfinvestments.com/filings/equities.

USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203 Call: 1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

USCF Sustainable Battery Metals Strategy Fund ZSB | NYSE Arca, Inc. ANNUAL SHAREHOLDER REPORT | JUNE 30, 2026

This annual shareholder report contains important information about USCF Sustainable Battery Metals Strategy Fund (the “Fund”) for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.uscfinvestments.com/filings/equities. You can also request this information by contacting us at 1-800-920-0259.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
USCF Sustainable Battery Metals Strategy Fund	$75	0.59%

Management’s Discussion of Fund Performance

For the fiscal year ended June 30, 2026, on a net asset value (“NAV”) basis, the Fund returned 54.86%. A few essential electrification metals predominantly drove the positive return. This can be measured by referencing the Bloomberg Lithium Subindex at 112.72% and the Bloomberg Cobalt Subindex at 34.12% during the period. During this period, the lithium market saw demand growth driven by utility-scale battery storage applications and lithium capacity curtailments, leading to lithium’s outperformance.

TOP PERFORMANCE CONTRIBUTORS

Positions that contributed most significantly to the Fund’s return for the fiscal year ended June 30, 2026 included Lithium, Silver, and Cobalt futures contracts.

TOP PERFORMANCE DETRACTORS

No positions detracted from the Fund’s return for the fiscal year ended June 30, 2026.

Fund Performance

GROWTH OF AN ASSUMED $10,000 INVESTMENT

(1)	This benchmark replaces the prior benchmark, Bloomberg Electrification Metals TR Index℠, which was discontinued by the index provider.

AVERAGE ANNUAL TOTAL RETURN (Fund/Index)	1 Year	Since Inception (1/10/2023)
USCF Sustainable Battery Metals Strategy Fund - NAV	54.86%	-1.87%
S&P 500 Index	22.33%	22.25%
Bloomberg Commodity Index Total Return℠	25.46%	8.61%
S&P GSCI Electric Vehicle Metals TR Index℠(1)	25.72%	-4.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Total Net Assets	$2,171,967
Number of Portfolio Holdings	12
Investment Advisory Fees Paid, Net	$16,501
Portfolio Turnover Rate	91%

Graphical Representation of Holdings

The table below shows the investment makeup of the Fund as of June 30, 2026.

Collateral Allocation		Commodity Allocation
Collateral	% of Total Net Assets	Commodity Exposure	% of Total Net Assets
Cash	67.6%	Environmental	15.6%
Treasuries	46.0%	Industrial Metals	91.4%
		Precious Metals	8.3%

Material Fund Changes

This is a summary of certain changes to the Fund during the period. For more information, review the Fund’s current prospectus at www.uscfinvestments.com/filings/equities or upon request at 1-800-920-0259.

The Board of Trustees of USCF ETF Trust approved a change to the Fund’s principal investment strategies, which took effect on January 5, 2026. The Fund now invests primarily in metals derivative instruments that are economically tied to the metals that are necessary for electrification. Previously, the Fund also invested in rare earth metals and other metals investments, as well as equity securities of companies located in both the United States and foreign countries. In connection with the change to the Fund’s principal investment strategies, certain material principal risks of the Fund were also changed.

Availability of Additional Information

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.uscfinvestments.com/filings/equities.

USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203 Call: 1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

USCF Energy Commodity Strategy Absolute Return Fund USE | NYSE Arca, Inc. ANNUAL SHAREHOLDER REPORT | JUNE 30, 2026

This annual shareholder report contains important information about USCF Energy Commodity Strategy Absolute Return Fund (the “Fund”) for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.uscfinvestments.com/filings/equities. You can also request this information by contacting us at 1-800-920-0259.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
USCF Energy Commodity Strategy Absolute Return Fund	$79	0.79%

Management’s Discussion of Fund Performance

For the fiscal year ended June 30, 2026, on a net asset value (“NAV”) basis, the Fund returned (0.72)%. Returns were muted by natural gas performance, as seen by referencing the Bloomberg Natural Gas Subindex at (34.69%) and the Bloomberg WTI Crude Oil Subindex at 33.06%, during the period. USE allocated approximately 75% of its assets between long WTI crude oil and gasoline futures positions, and 25% of its assets to natural gas futures positions, with periodic spread positions.

TOP PERFORMANCE CONTRIBUTORS

The positions that contributed most significantly to USE’s return for the fiscal year ended June 30, 2026 included Gasoline futures contract holdings.

TOP PERFORMANCE DETRACTORS

The positions that detracted from the Fund’s return for the fiscal year ended June 30, 2026 were the WTI Crude and Natural Gas futures contract holdings.

Fund Performance

GROWTH OF AN ASSUMED $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURN (Fund/Index)	1 Year	Since Inception (5/4/2023)
USCF Energy Commodity Strategy Absolute Return Fund - NAV	-0.72%	8.76%
S&P 500 Index	22.33%	22.81%
Bloomberg Commodity Index Total Return℠	25.46%	11.33%
Bloomberg Energy Subindex Total Return℠	25.69%	9.71%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Total Net Assets	$2,611,639
Number of Portfolio Holdings	7
Investment Advisory Fees Paid, Net	$20,373
Portfolio Turnover Rate	0%

Graphical Representation of Holdings

The table below shows the investment makeup of the Fund as of June 30, 2026.

Collateral Allocation		Commodity Allocation
Collateral	% of Total Net Assets	Commodity Exposure	% of Total Net Assets
Cash	35.0%	Energy	72.2%
Treasuries	47.5%

Availability of Additional Information

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.uscfinvestments.com/filings/equities.

USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203 Call: 1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

USCF Sustainable Commodity Strategy Fund ZSC | NYSE Arca, Inc. ANNUAL SHAREHOLDER REPORT | JUNE 30, 2026

This annual shareholder report contains important information about USCF Sustainable Commodity Strategy Fund (the “Fund”) for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.uscfinvestments.com/filings/equities. You can also request this information by contacting us at 1-800-920-0259.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
USCF Sustainable Commodity Strategy Fund	$58	0.51%

Management’s Discussion of Fund Performance

For the fiscal year ended June 30, 2026, on a net asset value (“NAV”) basis, the Fund returned 28.98%. Returns were driven by outperformance from electrification metals and renewable energy exposure. This was offset by the Fund’s agricultural exposure, as referenced by the Bloomberg Cocoa Subindex at (46.46%) and the Bloomberg Rough Rice Subindex at (14.65%) during the period. During the fiscal year ended June 30, 2026, the Fund employed a proprietary multi-factor methodology to select commodity exposure, focusing on agriculture, renewable energy, and electrification metals.

TOP PERFORMANCE CONTRIBUTORS

Positions that contributed most significantly to the Fund’s return for the fiscal year ended June 30, 2026 included Lithium, Biodiesel D4 RIN, and Silver futures contracts.

TOP PERFORMANCE DETRACTORS

Positions that detracted from the Fund’s return for the fiscal year ended June 30, 2026 included the Cocoa, Rough Rice, and Sugar futures contracts.

Fund Performance

GROWTH OF AN ASSUMED $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURN (Fund/Index)	1 Year	Since Inception (8/8/2023)
USCF Sustainable Commodity Strategy Fund - NAV	28.98%	0.98%
S&P 500 Index	22.33%	20.92%
Bloomberg Commodity Index Total Return℠	25.46%	10.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Total Net Assets	$2,925,620
Number of Portfolio Holdings	26
Investment Advisory Fees Paid, Net	$13,833
Portfolio Turnover Rate	0%

Graphical Representation of Holdings

The table below shows the investment makeup of the Fund as of June 30, 2026.

Collateral Allocation		Commodity Allocation
Collateral	% of Total Net Assets	Commodity Exposure	% of Total Net Assets
Cash	33.9%	Energy	11.2%
Treasuries	67.8%	Environmental	8.9%
		Grains & Oilseeds	37.3%
		Industrial Metals	36.6%
		Precious Metals	2.1%
		Softs	5.3%

Material Fund Changes

This is a summary of certain changes to the Fund during the period. For more information, review the Fund’s current prospectus at www.uscfinvestments.com/filings/equities or upon request at 1-800-920-0259.

The Board of Trustees of USCF ETF Trust approved a change to the Fund’s principal investment strategies, which took effect on January 5, 2026. The Fund now invests primarily in derivatives instruments for which the underlying assets are commodities. Previously, the Fund also invested in rare earth metals, equity securities of companies located in both the United States and foreign countries, and commodities equities. In connection with the change to the Fund’s principal investment strategies, certain material principal risks of the Fund were also changed.

Availability of Additional Information

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.uscfinvestments.com/filings/equities.

USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203 Call: 1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

USCF Oil Plus Bitcoin Strategy Fund WTIB | NYSE Arca, Inc. ANNUAL SHAREHOLDER REPORT | JUNE 30, 2026

This annual shareholder report contains important information about USCF Oil Plus Bitcoin Strategy Fund (the “Fund”) for the period of December 9, 2025 to June 30, 2026. You can find additional information about the Fund at www.uscfinvestments.com/filings/equities. You can also request this information by contacting us at 1-800-920-0259.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
USCF Oil Plus Bitcoin Strategy Fund	$47(a)	0.89%

(a)	Based on the period December 9, 2025 (commencement of operations) through June 30, 2026. Expenses would have been higher if based on the full reporting period.

Management’s Discussion of Fund Performance

The Fund launched on December 10th, 2025. For the fiscal period ended June 30, on a net asset value (“NAV”) basis, the Fund returned (8.70)%. During the period, the Fund maintained approximately 100% exposure to West Texas Intermediate (WTI) crude oil and approximately 100% exposure to Bitcoin futures positions. While WTI crude oil did see positive returns, as seen by referencing the Bloomberg WTI Crude Oil Subindex at 43.87%, during the period, this was offset by continued softening in Bitcoin prices within the Bitcoin futures contract holdings.

Fund Performance

GROWTH OF AN ASSUMED $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURN	Since Inception
(Fund/Index)	(12/9/2025)
USCF Oil Plus Bitcoin Strategy Fund - NAV	-8.70%
S&P 500 Index	10.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Total Net Assets	$273,991
Number of Portfolio Holdings	4
Investment Advisory Fees Paid, Net	$2,426
Portfolio Turnover Rate	542%

Graphical Representation of Holdings

The table below shows the investment makeup of the Fund as of June 30, 2026.

Collateral Allocation		Commodity Allocation
Collateral	% of Total Net Assets	Commodity Exposure	% of Total Net Assets
Cash	79.6%	Bitcoin	100.9%
		Energy	104.0%

Availability of Additional Information

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.uscfinvestments.com/filings/equities.

USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203 Call: 1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

USCF Midstream Energy Income Fund UMI | NYSE Arca, Inc. ANNUAL SHAREHOLDER REPORT | JUNE 30, 2026

This annual shareholder report contains important information about USCF Midstream Energy Income Fund (the “Fund”) for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.uscfinvestments.com/filings/equities. You can also request this information by contacting us at 1-800-920-0259.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
USCF Midstream Energy Income Fund	$81	0.73%

Management’s Discussion of Fund Performance

The USCF Midstream Energy Income Fund posted a strong 12 month period ending June 30, 2026. We believe investors continued to favor midstream for its high current income and growth of income during the fiscal year. In addition, midstream fundamentals and valuations were attractive during the fiscal year. The USCF Midstream Energy Income Fund modestly lagged its benchmark, the Alerian Midstream Energy Select Index, during the fiscal year. The Fund’s 30-day SEC yield was attractive relative to the broad market S&P 500 Index at 3.63% as of June 30, 2026.

TOP PERFORMANCE CONTRIBUTORS

Targa Resources (TRGP) was the top contributor during the fiscal year as the company continued to benefit from volume growth. DT Midstream (DTM) shares benefited from several new project announcements. Enterprise Products Partners (EPD) units benefited from a surprise, positive two-year outlook.

TOP PERFORMANCE DETRACTORS

During the fiscal year period, the Fund had one performance detractor. Cheniere Energy (LNG) lagged in late 2025 on concerns about liquefied natural gas (LNG) supply/demand fundamentals and worry that LNG export facilities were overbuilt in the US. The stock also traded on sentiment – both up and then down - surrounding the war in Iran during the first half of 2026.

Fund Performance

GROWTH OF AN ASSUMED $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURN (Fund/Index)	1 Year	5 years	Since Inception (3/23/2021)
USCF Midstream Energy Income Fund - NAV	22.85%	20.74%	24.18%
S&P 500 Index	22.33%	13.40%	14.78%
Alerian Midstream Energy Select Total Return Index℠	24.49%	20.87%	24.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Total Net Assets	$485,246,580
Number of Portfolio Holdings	23
Investment Advisory Fees Paid, Net	$3,093,918
Portfolio Turnover Rate	20%

Graphical Representation of Holdings

The table below shows the investment makeup of the Fund as of June 30, 2026.

Summary of Portfolio Holdings by Sector	% of Total Net Assets
Energy	99.5%
Money Market Funds	0.2%

Availability of Additional Information

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.uscfinvestments.com/filings/equities.

USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203 Call: 1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

USCF Dividend Income Fund UDI | NYSE Arca, Inc. ANNUAL SHAREHOLDER REPORT | JUNE 30, 2026

This annual shareholder report contains important information about USCF Dividend Income Fund (the “Fund”) for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.uscfinvestments.com/filings/equities. You can also request this information by contacting us at 1-800-920-0259.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
USCF Dividend Income Fund	$72	0.65%

Management’s Discussion of Fund Performance

During the fiscal year ending June 30, 2026, UDI significantly outperformed its benchmark, the S&P 500 Value Index. The Fund’s 1-year absolute performance was primarily driven by holdings in the financials and health care sectors. The 30-day SEC yield remained high relative to the broad market at 2.42% as of June 30, 2026.

TOP PERFORMANCE CONTRIBUTORS

Johnson & Johnson (JNJ) was the top contributor, driven by solid underlying organic revenue growth, and management raised guidance during the fiscal year period. State Street (STT) benefitted from strong deposit growth that should allow the firm to pay down interest bearing debt. Cisco Systems (CSCO)’s outperformance was driven by continued AI-related order strength, and management increased revenue guidance by 33%.

TOP PERFORMANCE DETRACTORS

Paychex (PAYX) faced continuing controversy over the potential benefits and risks of AI to its business, and its acquisition of Paycor continued to miss targets. The Gap (GAP) lagged as same store sales were disappointing, pointing to more work to do to achieve consistent growth. H&R Block (HRB) detracted as management guided to further market share losses in 2026. We exited in 1Q26.

Fund Performance

GROWTH OF AN ASSUMED $10,000 INVESTMENT

AVERAGE ANNUAL TOTAL RETURN (Fund/Index)	1 Year	Since Inception (6/7/2022)
USCF Dividend Income Fund - NAV	21.08%	12.56%
S&P 500 Index	22.33%	17.27%
S&P 500 Value Total Return Index℠	18.40%	12.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost.

Key Fund Statistics

The following table outlines key fund statistics that you should pay attention to.

Total Net Assets	$4,062,473
Number of Portfolio Holdings	41
Investment Advisory Fees Paid, Net	$37,409
Portfolio Turnover Rate	45%

Graphical Representation of Holdings
The table below shows the investment makeup of the Fund as of June 30, 2026. Summary of Portfolio Holdings by Sector	% of Total Net Assets
Financial	37.0%
Consumer, Non-cyclical	20.8%
Energy	10.2%
Utilities	8.1%
Communications	7.3%
Technology	4.6%
Consumer, Cyclical	4.2%
Basic Materials	3.5%
Industrial	2.6%
Money Market Funds	1.3%

Availability of Additional Information

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.uscfinvestments.com/filings/equities.

USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203 Call: 1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

Item 2. Code of Ethics.

(a)	As of the period ended June 30, 2026 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the Reporting Period, there have been no amendments to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(d)	During the Reporting Period, the Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Mr. Thomas E. Gard is qualified to serve as an audit committee financial expert serving on the Registrant’s audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years ended June 30, 2026 and June 30, 2025 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $99,600 for 2026 and $79,450 for 2025.

Audit-Related Fees

(b)	The aggregate fees billed for each of the last two fiscal years ended June 30, 2026 and June 30, 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2026 and $0 for 2025.

Tax Fees

(c)	The aggregate fees billed for each of the last two fiscal years ended June 30, 2026 and June 30, 2025 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $28,800 for 2026 and $26,000 for 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

All Other Fees

(d)	The aggregate fees billed for each of the last two fiscal years ended June 30, 2026 and June 30, 2025 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2026 and $0 for 2025.

(e)(1)	Audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

(b) 0%

(c) 100%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate fees billed for each of the last two fiscal years ended June 30, 2026 and June 30, 2025 for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2026 and $0 for 2025.
(h)	The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of independent trustees of the Registrant. The audit committee members are Jeremy Henderson, Robyn L. Alexander, John D. Schwartz, H. Abram Wilson and Thomas E. Gard.
(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included in Item 7 of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	The annual financial statements are attached herewith.
(b)	The Financial Highlights are attached herewith.

ANNUAL REPORT
Financial Statements and Other Information

June 30, 2026

USG
USCF Gold Strategy Plus Income Fund

UDI
USCF Dividend Income Fund

WTIB
USCF Oil Plus Bitcoin Strategy Fund

UMI
USCF Midstream Energy Income Fund

ZSB
USCF Sustainable Battery Metals Strategy Fund

USE
USCF Energy Commodity Strategy Absolute Return Fund

ZSC
USCF Sustainable Commodity Strategy Fund

USCF ETF TRUST

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2026

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation/ (Depreciation) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts — Long
Foreign Contracts(a)
LME Lead Futures LL, July 2026 contracts	877	$44,032,115	Jul-26	$(3,648,457)	(0.7)%
ICE Brent Crude Futures CO, October 2026 contracts	487	35,552,920	Aug-26	12,690	0.0	%(b)
ICE Low Sulphur Gasoil Futures QS, September 2026 contracts	424	36,509,400	Sep-26	919,200	0.2%
LME Zinc Futures LX, September 2026 contracts	503	42,337,608	Sep-26	2,535,274	0.5%
LME Aluminum Futures LA, October 2026 contracts	498	44,906,992	Oct-26	(6,502,975)	(1.3)%
LME Zinc Futures LX, November 2026 contracts	537	46,827,428	Nov-26	729,561	0.1%
	3,326	250,166,463		(5,954,707)	(1.2)%
United States Contracts(a)
CME Cattle Feeder Futures FC, August 2026 contracts	196	36,289,972	Aug-26	(559,172)	(0.1)%
CME Live Cattle Futures LC, August 2026 contracts	371	35,444,103	Aug-26	531,767	0.1%
NYMEX NY Harbour ULSD Futures HO, September 2026 contracts	278	36,322,624	Aug-26	574,704	0.1%
NYMEX RBOB Gasoline Futures RB, September 2026 contracts	316	36,484,976	Aug-26	(237,817)	(0.0	)%(c)
CBOT Soybean Meal Futures SM, September 2026 contracts	1,208	37,514,785	Sep-26	(1,045,265)	(0.2)%
CBOT Soybean Oil Futures SO, September 2026 contracts	891	36,366,725	Sep-26	(847,901)	(0.2)%
ICE Coffee Futures KC, September 2026 contracts	354	34,827,126	Sep-26	4,526,611	0.9%
COMEX Copper Futures HG, September 2026 contracts	239	36,978,987	Sep-26	388,663	0.1%
COMEX Silver Futures SI, September 2026 contracts	125	37,043,685	Sep-26	407,566	0.1%
NYMEX WTI Crude Oil Futures CL, December 2026 contracts	524	34,894,812	Nov-26	920,588	0.2%
	4,502	362,167,795		4,659,744	1.0%

The accompanying notes are an integral part of the financial statements.

2	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026 (continued)

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation/ (Depreciation) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts — Short
Foreign Contracts(a)(d)
LME Lead Futures LL, July 2026 contracts	877	$(40,933,291)	Jul-26	$549,633	0.1%
LME Zinc Futures LX, September 2026 contracts	503	(44,457,731)	Sep-26	(415,151)	(0.1)%
LME Aluminum Futures LA, October 2026 contracts	34	(2,640,527)	Oct-26	18,566	0.0	%(b)
LME Zinc Futures LX, November 2026 contracts	109	(9,653,776)	Nov-26	681	0.0	%(b)
	1,523	(97,685,325)		153,729	0.0	%(b)
Total Open Commodity Futures Contracts(e)	9,351	$514,648,933		$(1,141,234)	(0.2)%

	Principal Amount	Value	% of Total Net Assets
Short-Term Investments
United States Treasury Obligations
U.S. Treasury Bills:(f)
3.66%, 7/02/2026	$5,000,000	$4,999,502	1.0%
3.66%, 7/07/2026(a)	42,000,000	41,974,887	8.2%
3.65%, 7/14/2026	20,000,000	19,974,199	3.9%
3.68%, 7/16/2026(a)	12,000,000	11,981,925	2.3%
3.67%, 7/23/2026	10,000,000	9,978,092	1.9%
3.67%, 7/28/2026	20,000,000	19,946,300	3.9%
3.66%, 7/30/2026	10,000,000	9,971,161	1.9%
3.68%, 8/04/2026	10,000,000	9,965,860	1.9%
3.65%, 8/06/2026	30,000,000	29,892,850	5.8%
3.69%, 8/18/2026	10,000,000	9,951,667	1.9%
3.64%, 8/20/2026	11,000,000	10,945,625	2.1%
3.69%, 9/03/2026(a)	37,000,000	36,762,542	7.2%
3.70%, 9/08/2026	7,000,000	6,951,633	1.4%
3.71%, 9/10/2026	5,000,000	4,964,253	1.0%
3.70%, 9/17/2026	20,000,000	19,842,267	3.9%

The accompanying notes are an integral part of the financial statements.

3

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026 (concluded)

	Principal Amount	Value	% of Total Net Assets
United States Treasury Obligations (continued)
U.S. Treasury Bills: (continued)
3.75%, 9/24/2026	$10,000,000	$9,913,583	1.9%
3.73%, 9/29/2026	2,000,000	1,981,800	0.4%
3.73%, 10/06/2026	15,000,000	14,852,892	2.9%
3.80%, 12/10/2026	5,000,000	4,917,143	1.0%
Total Investments
(Cost $279,768,181)		$279,768,181	54.5%
Other Assets in Excess of Liabilities		233,378,537	45.5%
Total Net Assets		$513,146,718	100.0%

(a)	All, or part of investment is held in the Fund’s wholly owned subsidiary.
(b)	Position represents less than 0.05%.
(c)	Position represents greater than (0.05)%.
(d)	All short contracts are acquired solely for the purpose of reducing a long position. LME futures contracts settle on their respective maturity date.
(e)	See Consolidated Statements of Assets and Liabilities for cash held as collateral on open Commodities Futures Contracts.
(f)	Rates shown represent discount rate at the time of purchase.

Summary of Portfolio Holdings by Country^
United States	102.1%
United Kingdom	(2.1)%
100.0%

Summary of Portfolio Holdings by Sector	% of Total Net Assets
Government	54.5%
Commodity Derivatives	(0.2)%

^	As a percentage of portfolio holdings, which includes investments and other financial instruments shown on the Consolidated Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

4	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF GOLD STRATEGY PLUS INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2026

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation/ (Depreciation) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts — Long(a)
United States Contracts(b)
COMEX Gold 100 OZ Futures GC, August 2026 contracts	22	$9,977,090	Aug-26	$(1,092,390)	(12.4)%

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Written Call Options	% of Total Net Assets
Written Call Options
United States Contracts(b)
COMEX Gold Futures August 2026 Option Contracts, Call @ $4,400 (Premiums received $42,530)	(22)	$(42,530)	Jul-26	$(29,700)	(0.4)%

(a)	See Consolidated Statements of Assets and Liabilities for cash held as collateral on open Commodities Futures Contracts.
(b)	All, or part of investment is held in the Fund’s wholly owned subsidiary.

Summary of Portfolio Holdings by Country^
United States	100.0%

Summary of Portfolio Holdings by Sector	% of Total Net Assets
Commodity Derivatives	(12.8)%

^	As a percentage of portfolio holdings, which includes investments and other financial instruments shown on the Consolidated Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

5

USCF ETF TRUST

USCF SUSTAINABLE BATTERY METALS STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation/ (Depreciation) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts — Long
Foreign Contracts(a)
LME Nickel Futures LN, September 2026 contracts	2	$230,845	Sep-26	$(35,773)	(1.6)%
LME Zinc Futures LX, September contracts	2	172,908	Sep-26	5,512	0.3%
SGX IODEX IO Futures, September contracts	14	152,320	Sep-26	(13,874)	(0.6)%
ICE ECX EMISSION Futures MO, December contracts	3	313,448	Dec-26	(29,611)	(1.4)%
	21	869,521		(73,746)	(3.3)%
United States Contracts(a)
COMEX Micro Copper Futures MH, September contracts	17	269,769	Aug-26	(3,974)	(0.2)%
COMEX Aluminum Futures AL, September contracts	5	428,906	Sep-26	(21,656)	(1.0)%
COMEX Micro Silver Futures SI, September contracts	3	209,044	Sep-26	(29,278)	(1.4)%
COMEX Cobalt Fastmarket Futures CV, September contracts	5	306,442	Sep-26	(20,282)	(0.9)%
COMEX Lithium Carbonate CIF CJK Fastmarket Futures LJ, September contracts	5	128,750	Sep-26	(28,000)	(1.3)%
COMEX Lithium LiOH Futures LF, September contracts	21	510,300	Sep-26	(96,600)	(4.5)%
California Carbon Allowance Vintage Futures, December contracts	3	94,080	Dec-26	4,800	0.2%
	59	1,947,291		(194,990)	(9.1)%
Total Open Commodity Futures Contracts(b)	80	$2,816,812		$(268,736)	(12.4)%

The accompanying notes are an integral part of the financial statements.

6	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF SUSTAINABLE BATTERY METALS STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026 (concluded)

Short-Term Investments	Principal Amount	Value	% of Total Net Assets
United States Treasury Obligations
U.S. Treasury Bill, 3.68%, 7/09/2026	$1,000,000	$999,200	46.0%
Total Investments
(Cost $999,200)		$999,200	46.0%
Other Assets in Excess of Liabilities		1,172,767	54.0%
Total Net Assets		$2,171,967	100.0%

(a)	All, or part of investment is held in the Fund’s wholly owned subsidiary.
(b)	See Consolidated Statements of Assets and Liabilities for cash held as collateral on open Commodities Futures Contracts.

Summary of Portfolio Holdings by Country^
United States	110.1%
United Kingdom	(4.1)%
Netherlands	(4.1)%
United Kingdom	(1.9)%
100.0%

Summary of Portfolio Holdings by Sector	% of Total Net Assets
Government	46.0%
Commodity Derivatives	(12.4)%

^	As a percentage of portfolio holdings, which includes investments and other financial instruments shown on the Consolidated Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

7

USCF ETF TRUST

USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation/ (Depreciation) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts — Long
United States Contracts(a)
NYMEX WTI Micro Crude Oil Futures CL, September 2026 contracts	4	$29,826	Aug-26	$(2,118)	(0.1)%
NYMEX WTI Crude Oil Futures CL, September 2026 contracts	48	4,146,270	Aug-26	(821,310)	(31.5)%
NYMEX RBOB Gasoline Futures RB, September 2026 contracts	2	245,767	Aug-26	(16,355)	(0.6)%
NYMEX Natural Gas Futures NG, June 2026 contracts	23	712,050	May-27	(11,470)	(0.5)%
	77	5,133,913		(851,253)	(32.7)%
Open Commodity Futures Contracts — Short
United States Contracts(a)(b)
NYMEX Natural Gas Futures NG, September 2026 contracts	22	(707,960)	Aug-26	5,280	0.2%
NYMEX WTI Crude Oil Futures CL, June 2026 contracts	25	(1,904,920)	May-27	238,420	9.2%
	47	(2,612,880)		243,700	9.4%
Total Open Commodity Futures Contracts(c)	124	2,521,033		$(607,553)	(23.3)%

Short-Term Investments	Principal Amount	Value	% of Total Net Assets
United States Treasury Obligations
U.S. Treasury Bill, 3.70%, 9/22/2026	$1,250,000	$1,239,567	47.5%
Total Investments
(Cost $1,239,567)		$1,239,567	47.5%
Other Assets in Excess of Liabilities		1,372,072	52.5%
Total Net Assets		$2,611,639	100.0%

(a)	All, or part of investment is held in the Fund’s wholly owned subsidiary.
(b)	All short contracts are acquired solely for the purpose of reducing a long position. NYMEX futures contracts settle on their respective maturity date.
(c)	See Consolidated Statements of Assets and Liabilities for cash held as collateral on open Commodities Futures Contracts.

The accompanying notes are an integral part of the financial statements.

8	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026 (concluded)

Summary of Portfolio Holdings by Country^
United States	100.0%

Summary of Portfolio Holdings by Sector	% of Total Net Assets
Government	47.5%
Commodity Derivatives	(23.3)%

^	As a percentage of portfolio holdings, which includes investments and other financial instruments shown on the Consolidated Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

9

USCF ETF TRUST

USCF SUSTAINABLE COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation/ (Depreciation) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts — Long
Foreign Contracts(a)
Euronext Rapeseed EURO Futures IJ, August 2026 contracts	4	$115,152	Jul-26	$3,043	0.1%
LME Nickel Futures LN, September 2026 contracts	1	115,411	Sep-26	(17,874)	(0.6)%
LME Zinc Futures LX, September 2026 contracts	1	86,448	Sep-26	2,763	0.1%
SGX IODEX IO Futures, September 2026 contracts	7	76,125	Sep-26	(6,902)	(0.2)%
ICE Canola Futures RS, November 2026 contracts	14	153,795	Nov-26	(5,798)	(0.2)%
ICE ECX EMISSION Futures MO, December 2026 contracts	2	205,727	Dec-26	(19,374)	(0.7)%
	29	752,658		(44,142)	(1.5)%
United States Contracts(a)
COMEX Micro Copper Futures MH, September 2026 contracts	9	142,612	Aug-26	(1,897)	(0.1)%
CBOT Corn Futures C, September 2026 contracts	12	256,200	Sep-26	(6,150)	(0.2)%
CBOT Rough Rice Futures RR, September 2026 contracts	6	153,170	Sep-26	6,310	0.2%
CBOT Wheat Future W, September 2026 contracts	5	148,188	Sep-26	(875)	(0.0	)%(b)
ICE Cocoa Futures CC, September 2026 contracts	1	38,400	Sep-26	12,380	0.4%
COMEX Aluminum Futures AL, September 2026 contracts	3	257,337	Sep-26	(12,987)	(0.4)%
COMEX Micro Silver Futures SI, September 2026 contracts	1	69,613	Sep-26	(9,691)	(0.3)%
COMEX Cobalt Fastmarket Futures CV, September 2026 contracts	3	183,865	Sep-26	(12,170)	(0.4)%
COMEX Lithium Carbonate CIF CJK Fastmarket Futures LJ, September 2026 contracts	2	51,500	Sep-26	(11,200)	(0.4)%
COMEX Lithium LiOH Futures LF, September 2026 contracts	11	267,300	Sep-26	(50,600)	(1.7)%
NYMEX Chicago Ethanol S Futures CU, September 2026 contracts	1	80,535	Sep-26	(1,890)	(0.1)%
ICE Sugar #11 Futures SB, October 2026 contracts	4	65,542	Sep-26	851	0.0	%(c)

The accompanying notes are an integral part of the financial statements.

10	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF SUSTAINABLE COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026 (continued)

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation/ (Depreciation) on Open Commodity Contracts	% of Total Net Assets
United States Contracts(a) (continued)
CBOT Soybean Futures S, November 2026 contracts	4	$227,500	Nov-26	$1,250	0.0	%(c)
ICE Cotton Futures CT, December 2026 contracts	1	38,740	Dec-26	(340)	(0.0	)%(b)
California Carbon Allowance Vintage Futures, December 2026 contracts	3	97,320	Dec-26	1,560	0.1%
ICE Biodiesel D4 RIN Futures RI, December 2026 contracts	1	53,250	Dec-26	68,725	2.3%
ICE CA Low Carbon Fuel Futures ZR, December 2026 contracts	6	37,450	Dec-26	8,750	0.3%
ICE PJM TQRECC I ZQ, July 2027 contracts	28	79,536	Jul-27	1,636	0.1%
	101	2,248,058		(6,338)	(0.2)%
Total Open Commodity Futures Contracts(d)	130	$3,000,716		$(50,480)	(1.7)%

Short-Term Investments	Principal Amount	Value	% of Total Net Assets
United States Treasury Obligations
U.S. Treasury Bill, 3.70%, 9/22/2026	$2,000,000	$1,983,307	67.8%
(Cost $1,983,307)
Total Investments
(Cost $1,983,307)		$1,983,307	67.8%
Other Assets in Excess of Liabilities		942,313	32.2%
Total Net Assets		$2,925,620	100.0%

(a)	All, or part of investment is held in the Fund’s wholly owned subsidiary.
(b)	Position represents greater than (0.05)%.
(c)	Position represents less than 0.05%.
(d)	See Consolidated Statements of Assets and Liabilities for cash held as collateral on open Commodities Futures Contracts.

The accompanying notes are an integral part of the financial statements.

11

USCF ETF TRUST

USCF SUSTAINABLE COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026 (concluded)

A summary of the Fund’s transactions with affiliated investments during the year ended June 30, 2026 is as follows:

Value at 6/30/2025	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Long-Term Capital Gains Distributions	Number of Shares at 6/30/26	Market Value at 6/30/26
Exchange-Traded Fund
USCF Sustainable Battery Metals Strategy Fund
$786,990	$—	$(967,321)	$(162,370)	$342,701	$1,478	$—	—	$—

Summary of Portfolio Holdings by Country^
United States	102.3%
France	0.2%
Netherlands	(1.0)%
United Kingdom	(0.8)%
Singapore	(0.4)%
Canada	(0.3)%
100.0%

Summary of Portfolio Holdings by Sector	% of Total Net Assets
Government	67.8%
Commodity Derivatives	(1.7)%

^	As a percentage of portfolio holdings, which includes investments and other financial instruments shown on the Consolidated Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

12	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF OIL PLUS BITCOIN STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2026

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Appreciation/ (Depreciation) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts — Long
United States Contracts(a)
Micro WTI Crude Oil Futures WM, August 2026 contracts	9	$69,482	Jul-26	$(6,932)	(2.5)%
WTI Crude Oil Futures WM, August 2026 contracts	3	238,320	Jul-26	(29,820)	(10.9)%
CME Micro Bitcoin BM, July 2026 contracts	13	82,518	Jul-26	(5,948)	(2.2)%
	25	390,320		(42,700)	(15.6)%
Total Open Commodity Futures Contracts(b)	25	$390,320		$(42,700)	(15.6)%

Exchange-Traded Funds
Proshares Ultra Bitcoin ETF
(Cost $103,443)		12,300		$99,876	36.5%

Total Investments
(Cost $103,443)				$99,876	36.5%
Other Assets in Excess of Liabilities				174,115	63.5%
Total Net Assets				$273,991	100.0%

(a)	All, or part of investment is held in the Fund’s wholly owned subsidiary.
(b)	See Consolidated Statements of Assets and Liabilities for cash held as collateral on open Commodities Futures Contracts.

Summary of Portfolio Holdings by Country^
United States	100.0%

Summary of Portfolio Holdings by Sector	% of Total Net Assets
Exchange-Traded Fund	36.5%
Commodity Derivatives	(15.6)%

^	As a percentage of portfolio holdings, which includes investments and other financial instruments shown on the Consolidated Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

13

USCF ETF TRUST

USCF MIDSTREAM ENERGY INCOME FUND
SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026

	% of Total Net Assets	Shares	Value
Common Stocks	72.0%
Pipelines	72.0%
Antero Midstream Corp.	3.7%	797,240	$18,137,210
Cheniere Energy, Inc.	3.6%	73,605	17,592,331
DT Midstream, Inc.	6.3%	207,304	30,419,789
Enbridge, Inc.	7.0%	629,447	34,122,322
Gibson Energy, Inc.	1.9%	451,240	9,137,709
Hess Midstream LP — Class A	2.7%	345,898	13,005,765
Keyera Corp.	4.6%	556,221	22,335,091
Kinder Morgan, Inc.	6.2%	943,240	30,155,383
Kinetik Holdings, Inc.	1.4%	136,903	6,617,891
ONEOK, Inc.	4.8%	267,688	23,272,795
Pembina Pipeline Corp.	4.4%	458,909	21,224,541
Rockpoint Gas Storage, Inc. — Class A	0.9%	217,242	4,497,196
South Bow Corp.	3.6%	490,279	17,277,432
SunocoCorp LLC	2.3%	166,994	11,300,484
Targa Resources Corp.	6.9%	124,301	33,330,070
TC Energy Corp.	4.4%	321,451	21,308,987
Williams Cos., Inc. (The)	7.3%	479,876	35,673,982
			349,408,978
Total Common Stocks
(Cost $230,794,049)	72.0%		349,408,978
Master Limited Partnerships	27.5%
Pipelines	27.5%
Energy Transfer LP	7.7%	1,963,785	37,547,569
Enterprise Products Partners LP	7.5%	995,840	36,607,079
MPLX LP	4.7%	404,452	22,782,781
Plains GP Holdings LP — Class A(a)	4.6%	909,795	22,080,725
Western Midstream Partners LP	3.0%	332,536	14,551,775
			133,569,929
Total Master Limited Partnerships
(Cost $82,205,620)	27.5%		133,569,929
Money Market Funds	0.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 3.54%(b)
(Cost $903,073)	0.2%	903,073	903,073
Total Investments
(Cost $313,902,742)	99.7%		$483,881,980
Other Assets in Excess of Liabilities	0.3%		1,364,600
Total Net Assets	100.0%		$485,246,580

(a)	Non-income producing security.
(b)	Reflects the 7-day yield at June 30, 2026.

The accompanying notes are an integral part of the financial statements.

14	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF MIDSTREAM ENERGY INCOME FUND
SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026 (concluded)

Summary of Portfolio Holdings by Country^
United States	73.2%
Canada	26.8
100.0%

Summary of Portfolio Holdings by Sector	% of Total Net Assets
Energy	99.5%
Money Market Funds	0.2%

^	As a percentage of portfolio holdings, which includes investments and other financial instruments shown on the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

15

USCF ETF TRUST

USCF DIVIDEND INCOME FUND
SCHEDULE OF INVESTMENTS
AT JUNE 30, 2026

	% of Total Net Assets	Shares	Value
Common Stocks	98.3%
Advertising	1.9%
Omnicom Group, Inc.	1.9%	1,039	75,670

Banks	23.0%
Bank of America Corp.	2.6%	1,868	$106,438
Citigroup, Inc.	3.0%	857	119,946
East West Bancorp, Inc.	3.5%	1,109	143,161
Goldman Sachs Group, Inc. (The)	2.3%	93	94,057
M&T Bank Corp.	2.9%	492	117,101
Regions Financial Corp.	2.2%	2,904	87,701
State Street Corp.	3.8%	920	156,032
US Bancorp	2.7%	1,827	110,351
			934,787
Beverages	2.1%
Coca-Cola Co. (The)	2.1%	1,053	85,577
Biotechnology	2.1%
Gilead Sciences, Inc.	2.1%	684	86,417
Chemicals	3.5%
Eastman Chemical Co.	1.8%	1,121	75,085
Nutrien Ltd.	1.7%	1,097	69,056
			144,141

Diversified Financial Services	1.9%
CME Group, Inc.	1.9%	354	78,174
Electric	8.1%
CMS Energy Corp.	1.4%	759	58,064
Entergy Corp.	2.4%	824	94,645
Exelon Corp.	2.9%	2,534	118,135
OGE Energy Corp.	1.4%	1,181	57,467
			328,311

Food	2.0%
Hormel Foods Corp.	2.0%	3,215	79,796
Hand/Machine Tools	2.6%
Snap-on, Inc.	2.6%	259	104,222
Healthcare-Products	3.0%
Medtronic PLC	3.0%	1,554	121,570
Insurance	1.9%
Old Republic International Corp.	1.9%	1,899	77,707

The accompanying notes are an integral part of the financial statements.

16	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF DIVIDEND INCOME FUND
SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026 (continued)

	% of Total Net Assets	Shares	Value
Common Stocks (continued)
Oil & Gas	8.6%
Canadian Natural Resources Ltd.	2.4%	2,431	$96,024
ConocoPhillips	3.3%	1,307	135,876
Phillips 66	2.9%	699	118,166
			350,066
Pharmaceuticals	11.6%
AbbVie, Inc.	4.4%	706	177,658
GSK PLC, ADR	2.7%	2,126	111,445
Johnson & Johnson	4.5%	727	184,636
			473,739
Pipelines	1.6%
TC Energy Corp.	1.6%	959	63,572

REITS	10.1%
Brixmor Property Group, Inc.	1.0%	1,281	40,390
Equity LifeStyle Properties, Inc.	2.3%	1,465	94,419
Host Hotels & Resorts, Inc.	2.5%	4,340	102,901
Lamar Advertising Co. – Class A	3.3%	857	133,675
STAG Industrial, Inc.	1.0%	1,030	39,202
			410,587
Retail	4.2%
Gap, Inc. (The)	1.8%	3,822	71,395
McDonald’s Corp.	2.4%	365	98,663
			170,058
Semiconductors.	2.3%
Texas Instruments, Inc.	2.3%	317	94,488
Software	2.3%
Paychex, Inc.	2.3%	959	94,299
Telecommunications	5.5%
Cisco Systems, Inc.	2.9%	994	116,755
Verizon Communications, Inc.	2.6%	2,502	105,935
			222,690
Total Common Stocks
(Cost $3,656,739)	98.3%		3,995,871
Money Market Funds	1.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 3.54%(a)
(Cost $52,150)	1.3%	52,150	52,150

The accompanying notes are an integral part of the financial statements.

17

USCF ETF TRUST

USCF DIVIDEND INCOME FUND
SCHEDULE OF INVESTMENTS

AT JUNE 30, 2026 (concluded)

	% of Total Net Assets	Shares	Value
Total Investments
(Cost $3,708,889)	99.6%		$4,048,021
Other Assets in Excess of Liabilities	0.4%		14,452
Total Net Assets	100.0%		$4,062,473

(a) Reflects the 7-day yield at June 30, 2026.

Summary of Portfolio Holdings by Country^
United States	91.6%
Canada	5.6
United Kingdom	2.8
100.0%

Summary of Portfolio Holdings by Sector	% of Total Net Assets
Financial	37.0%
Consumer, Non-cyclical	20.8%
Energy	10.2%
Utilities	8.1%
Communications	7.3%
Technology	4.6%
Consumer, Cyclical	4.2%
Basic Materials	3.5%
Industrial	2.6%
Money Market Funds	1.3%

^	As a percentage of portfolio holdings, which includes investments and other financial instruments shown on the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

18	Annual Financial Statements June 30, 2026

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2026

	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	USCF Gold Strategy Plus Income Fund
Assets:
Investments, at Value	$279,768,181	$—
Cash and Cash Equivalents	186,724,123	8,257,855
Receivables:
Deposits at Broker for Futures Contracts	62,164,883	29,700
Unsettled Open Futures Contracts	3,833,715	—
Variation Margin on Futures Contracts, Net	3,369,705	502,217
Dividends and Interest	674,813	29,345
Capital Shares	750	—
Total Assets	536,536,170	8,819,117

Liabilities:
Written Call Options, at fair value	—	29,700
Payables:
Capital Shares	12,532,212	—
Unsettled Open Futures Contracts	10,566,583	—
Accrued Management Fees, Net	290,657	3,834
Total Liabilities	23,389,452	33,534
Total Net Assets	$513,146,718	$8,785,583

Net Assets Consist of:
Paid In Capital	$508,815,204	$9,955,299
Total Distributable Earnings
(Accumulated Losses)	4,331,514	(1,169,716)
Total Net Assets	$513,146,718	$8,785,583

Net Asset Value Per Share:
Total Net Assets	$513,146,718	$8,785,583
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	19,450,000	275,000
Net Asset Value	$26.38	$31.95
Investments, at Cost	$279,768,181	$—
Written Call Options, Premiums Received	$—	$42,530

The accompanying notes are an integral part of the financial statements.

19

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (continued)

JUNE 30, 2026

		USCF Energy
		Commodity
	USCF Sustainable	Strategy
	Battery Metals	Absolute
	Strategy Fund	Return Fund
Assets:
Investments, at Value	$999,200	$1,239,567
Cash and Cash Equivalents	825,633	989,100
Receivables:
Deposits at Broker for Futures Contracts	281,676	320,385
Variation Margin on Futures Contracts, Net	93,381	60,166
Unsettled Open Futures Contracts	5,512	—
Dividends and Interest	3,475	4,174
Total Assets	2,208,877	2,613,392

Liabilities:
Payables:
Unsettled Open Futures Contracts	35,773	—
Accrued Management Fees, Net	1,137	1,753
Total Liabilities	36,910	1,753
Total Net Assets	$2,171,967	$2,611,639

Net Assets Consist of:
Paid In Capital	$2,447,188	$3,186,434
Total Distributable Earnings (Accumulated Losses)	(275,221)	(574,795)
Total Net Assets	$2,171,967	$2,611,639

Net Asset Value Per Share:
Total Net Assets	$2,171,967	$2,611,639
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	100,000	100,000
Net Asset Value	$21.72	$26.12
Investments, at Cost	$999,200	$1,239,567

The accompanying notes are an integral part of the financial statements.

20	Annual Financial Statements June 30, 2026

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (concluded)

JUNE 30, 2026

	USCF Sustainable	USCF Oil Plus
	Commodity	Bitcoin Strategy
	Strategy Fund	Fund
Assets:
Investments, at Value	$1,983,307	$99,876
Cash and Cash Equivalents	644,615	122,865
Receivables:
Deposits at Broker for Futures Contracts	232,569	51,824
Variation Margin on Futures Contracts, Net	78,823	—
Dividends and Interest	2,851	1,217
Unsettled Open Futures Contracts	2,763	—
Total Assets	2,944,928	275,782

Liabilities:
Payables:
Unsettled Open Futures Contracts	17,874	—
Accrued Management Fees, Net	1,434	377
Variation Margin on Futures Contracts, Net	—	1,414
Total Liabilities	19,308	1,791
Total Net Assets	$2,925,620	$273,991

Net Assets Consist of:
Paid In Capital	$3,130,907	$300,219
Total Distributable Earnings (Accumulated Losses)	(205,287)	(26,228)
Total Net Assets	$2,925,620	$273,991

Net Asset Value Per Share:
Total Net Assets	$2,925,620	$273,991
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	100,000	15,000
Net Asset Value	$29.26	$18.27
Investments, at Cost	$1,983,307	$103,443

The accompanying notes are an integral part of the financial statements.

21

USCF ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2026

	USCF Midstream
	Energy Income	USCF Dividend
	Fund	Income Fund
Assets:
Investments, at Value	$483,881,980	$4,048,021
Foreign Currency, at Value (cost $156,859 and $—, respectively)	156,859	—
Receivables:
Foreign Tax Reclaim	800,014	2,856
Dividends	679,517	13,620
Investment Securities Sold	156,541	—
Interest	1,031	160
Total Assets	485,675,942	4,064,657

Liabilities:
Payables:
Accrued Management Fees, Net	272,503	2,184
Investment Securities Purchased	156,859	—
Total Liabilities	429,362	2,184
Total Net Assets	$485,246,580	$4,062,473

Net Assets Consist of:
Paid In Capital	$315,412,011	$3,822,236
Total Distributable Earnings (Accumulated Losses)	169,834,569	240,237
Total Net Assets	$485,246,580	$4,062,473

Net Asset Value Per Share:
Total Net Assets	$485,246,580	$4,062,473
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	8,260,000	115,000
Net Asset Value	$58.75	$35.33
Investments, at Cost	$313,902,742	$3,708,889

The accompanying notes are an integral part of the financial statements.

22	Annual Financial Statements June 30, 2026

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2026

	USCF
	SummerHaven
	Dynamic	USCF Gold
	Commodity	Strategy
	Strategy	Plus Income
	No K-1 Fund	Fund
Investment Income:
Interest Income	$13,213,701	$524,990
Total Investment Income	13,213,701	524,990

Expenses:
Management Fees	2,920,756	63,292
Total Expenses	2,920,756	63,292
Less Fees Waived (Note 4)	(730,189)	—
Net Expenses	2,190,567	63,292
Net Investment Income (Loss)	11,023,134	461,698

Realized and Change in Unrealized Appreciation (Depreciation) on Investments:
Net Realized Gain (Loss) on:
Written Call Options	—	659,545
Investments	(2,509)	(211)
Commodity Futures Contracts(a)	68,937,818	2,314,133
Net Realized Gain (Loss)	68,935,309	2,973,467
Net Change in Unrealized Appreciation (Depreciation) on:
Written Call Options	—	800
Commodity Futures Contracts	(1,415,193)	(1,004,080)
Net Change in Unrealized Appreciation (Depreciation)	(1,415,193)	(1,003,280)
Net Realized and Change in Unrealized Gain (Loss) on Investments	67,520,116	1,970,187
Net Increase (Decrease) in Net Assets Resulting from Operations	$78,543,250	$2,431,885

(a)	Net of commissions of $265,734 and $1,447, respectively.

The accompanying notes are an integral part of the financial statements.

23

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
FOR THE YEAR ENDED JUNE 30, 2026

		USCF Energy
	USCF	Commodity
	Sustainable	Strategy
	Battery Metals	Absolute
	Strategy Fund	Return Fund
Investment Income:
Dividend Income (Less Net Foreign Withholding Tax $173 and $0)	$1,139	$—
Interest Income	92,152	95,599
Total Investment Income	93,291	95,599

Expenses:
Management Fees	22,094	20,373
Total Expenses	22,094	20,373
Less Fees Waived (Note 4)	(5,593)	—
Net Expenses	16,501	20,373
Net Investment Income (Loss)	76,790	75,226

Realized and Change in Unrealized Appreciation (Depreciation) on Investments:
Net Realized Gain (Loss) on:
Investments	135,610	(214)
Commodity Futures Contracts(a)	914,233	563,332
Foreign Currency Transactions	82	—
Net Realized Gain (Loss)	1,049,925	563,118
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	6,029	—
Foreign Currency Translations	4,207	—
Commodity Futures Contracts	(284,047)	(695,559)
Net Change in Unrealized Appreciation (Depreciation)	(273,811)	(695,559)
Net Realized and Change in Unrealized Gain (Loss) on Investments	776,114	(132,441)
Net Increase (Decrease) in Net Assets Resulting from Operations	$852,904	$(57,215)

(a)	Net of commissions of $21,579 and $14,008, respectively.

The accompanying notes are an integral part of the financial statements.

24	Annual Financial Statements June 30, 2026

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS (concluded)
FOR THE YEAR ENDED JUNE 30, 2026

	USCF	USCF Oil
	Sustainable	Plus Bitcoin
	Commodity	Strategy
	Strategy Fund	Fund(a)
Investment Income:
Unaffiliated Dividend Income (Less Net Foreign Withholding Tax $279 and $0)	$1,421	$204
Affiliated Dividend Income	1,478	—
Interest Income	72,892	9,188
Total Investment Income	75,791	9,392

Expenses:
Management Fees	21,580	2,426
Total Expenses	21,580	2,426
Less Fees Waived (Note 4)	(5,463)	—
Less Fees Waived from Affiliated Investments (Note 4)	(2,284)	—
Net Expenses	13,833	2,426
Net Investment Income (Loss)	61,958	6,966

Realized and Unrealized Appreciation (Depreciation) on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	64,430	17,396
Affiliated Investments	(162,370)	—
Commodity Futures Contracts(b)	235,970	22,767
Foreign Currency Translations	(573)	—
Net Realized Gain (Loss)	137,457	40,163
Net Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated Investments	153,220	(3,567)
Affiliated Investments	342,701	—
Foreign Currency Translations	(1,632)	—
Commodity Futures Contracts	(28,509)	(42,700)
Net Change in Unrealized Appreciation (Depreciation)	465,780	(46,267)
Net Realized and Change in Unrealized Gain (Loss) on Investments	603,237	(6,104)
Net Increase (Decrease) in Net Assets Resulting from Operations	$665,195	$862
(a)	For the period December 9, 2025 (commencement of operations) through June 30, 2026.
(b)	Net of commissions of $7,011 and $4,361, respectively.

The accompanying notes are an integral part of the financial statements.

25

USCF ETF TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2026

	USCF
	Midstream	USCF
	Energy Income	Dividend
	Fund	Income Fund
Investment Income:
Dividend Income (Less Net Foreign Withholding Tax $990,206 and $2,799)	$13,348,357	$207,857
Interest Income	52,316	3,536
Total Investment Income	13,400,673	211,393

Expenses:
Management Fees	3,620,401	37,409
Total Expenses	3,620,401	37,409
Less Fees Waived (Note 4)	(526,483)	—
Net Expenses	3,093,918	37,409
Net Investment Income (Loss)	10,306,755	173,984

Realized and Change in Unrealized Appreciation (Depreciation) on Investments:
Net Realized Gain (Loss) on:
Investments	(50,814)	(93,907)
In-kind Redemptions	27,962,705	816,087
Foreign Currency Translations	(30,107)	34
Net Realized Gain (Loss)	27,881,784	722,214
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	52,835,594	237,149
Foreign Currency Translations	(18,535)	(47)
Net Change in Unrealized Appreciation (Depreciation)	52,817,059	237,102
Net Realized and Change in Unrealized Gain (Loss) on Investments	80,698,843	959,316
Net Increase (Decrease) in Net Assets Resulting from Operations	$91,005,598	$1,133,300

The accompanying notes are an integral part of the financial statements.

26	Annual Financial Statements June 30, 2026

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	USCF SummerHaven
	Dynamic Commodity Strategy		USCF Gold Strategy Plus
	No K-1 Fund		Income Fund
	For the Year Ended June 30,		For the Year Ended June 30,
	2026	2025	2026	2025
Operations:
Net Investment Income (Loss)	$11,023,134	$2,517,085	$461,698	$412,343
Net Realized Gain (Loss)	68,935,309	4,877,609	2,973,467	2,536,921
Net Change in Unrealized Appreciation (Depreciation)	(1,415,193)	663,515	(1,003,280)	(75,327)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,543,250	8,058,209	2,431,885	2,873,937

Distributions to Shareholders from:
Distributable Earnings	(10,111,486)	(1,869,513)	(2,923,771)	(750,948)

Shareholder Transactions:
Proceeds from Shares Sold	367,227,394	202,460,097	42,578,367	8,812,437
Cost of Shares Redeemed	(91,439,907)	(61,996,726)	(48,066,577)	(3,693,990)
Net Increase (Decrease) in Net Assets from Shares Transactions	275,787,487	140,463,371	(5,488,210)	5,118,447
Net Increase (Decrease) in Net Assets	344,219,251	146,652,067	(5,980,096)	7,241,436

Net Assets:
Beginning of Year	168,927,467	22,275,400	14,765,679	7,524,243
End of Year	$513,146,718	$168,927,467	$8,785,583	$14,765,679

Changes in Shares Outstanding:
Shares Outstanding, Beginning of Year	7,825,000	1,150,000	425,000	275,000
Shares Issued	15,225,000	9,725,000	1,175,000	275,000
Shares Redeemed	(3,600,000)	(3,050,000)	(1,325,000)	(125,000)
Shares Outstanding, End of Year	19,450,000	7,825,000	275,000	425,000

The accompanying notes are an integral part of the financial statements.

27

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

	USCF Sustainable Battery Metals		USCF Energy Commodity
	Strategy Fund		Strategy Absolute Return Fund
	For the Year Ended June 30,		For the Year Ended June 30,
	2026	2025	2026	2025
Operations:
Net Investment Income (Loss)	$76,790	$42,858	$75,226	$126,517
Net Realized Gain (Loss)	1,049,925	(484,166)	563,118	(130,356)
Net Change in Unrealized Appreciation (Depreciation)	(273,811)	373,703	(695,559)	(222,239)
Net Increase (Decrease) in Net Assets Resulting from Operations	852,904	(67,605)	(57,215)	(226,078)

Distributions to Shareholders from:
Distributable Earnings	(33,873)	(38,350)	(70,066)	(1,072,304)

Shareholder Transactions:
Proceeds from Shares Sold	3,263,861	2,300,511	3,677,331	—
Cost of Shares Redeemed	(3,326,647)	(2,237,058)	(3,648,365)	—
Net Increase (Decrease) in Net Assets from Shares Transactions	(62,786)	63,453	28,966	—
Net Increase (Decrease) in Net Assets	756,245	(42,502)	(98,315)	(1,298,382)

Net Assets:
Beginning of Year	1,415,722	1,458,224	2,709,954	4,008,336
End of Year	$2,171,967	$1,415,722	$2,611,639	$2,709,954

Changes in Shares Outstanding:
Shares Outstanding, Beginning of Year	100,000	100,000	100,000	100,000
Shares Issued	150,000	150,000	125,000	—
Shares Redeemed	(150,000)	(150,000)	(125,000)	—
Shares Outstanding, End of Year	100,000	100,000	100,000	100,000

The accompanying notes are an integral part of the financial statements.

28	Annual Financial Statements June 30, 2026

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)

			USCF Oil Plus
	USCF Sustainable Commodity		Bitcoin
	Strategy Fund		Strategy Fund
	For the Year Ended June 30,		For the Period
			Ended June 30,
	2026	2025	2026(a)
Operations:
Net Investment Income (Loss)	$61,958	$60,149	$6,966
Net Realized Gain (Loss)	137,457	(64,524)	40,163
Net Change in Unrealized Appreciation (Depreciation)	465,780	36,248	(46,267)
Net Increase (Decrease) in Net Assets Resulting from Operations	665,195	31,873	862

Distributions to Shareholders from:
Distributable Earnings	(48,969)	(48,499)	—

Shareholder Transactions:
Proceeds from Shares Sold	—	—	1,337,475
Cost of Shares Redeemed	—	—	(1,064,346)
Net Increase (Decrease) in Net Assets from Shares Transactions	—	—	273,129
Net Increase (Decrease) in Net Assets	616,226	(16,626)	273,991

Net Assets:
Beginning of Period	2,309,394	2,326,020	—
End of Period	$2,925,620	$2,309,394	$273,991

Changes in Shares Outstanding:
Shares Outstanding, Beginning of Period	100,000	100,000	—
Shares Issued	—	—	55,000
Shares Redeemed	—	—	(40,000)
Shares Outstanding, End of Period	100,000	100,000	15,000

(a)	Commencement of Operations, December 9, 2025.

The accompanying notes are an integral part of the financial statements.

29

USCF ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	USCF Midstream Energy
	Income Fund		USCF Dividend Income Fund
	For the Year Ended June 30,		For the Year Ended June 30,
	2026	2025	2026	2025
Operations:
Net Investment Income (Loss)	$10,306,755	$8,639,317	$173,984	$137,367
Net Realized Gain (Loss)	27,881,784	35,504,065	722,214	1,121,260
Net Change in Unrealized Appreciation (Depreciation)	52,817,059	34,476,911	237,102	(282,061)
Net Increase (Decrease) in Net Assets Resulting from Operations	91,005,598	78,620,293	1,133,300	976,566

Distributions to Shareholders from:
Distributable Earnings	(27,233,060)	(14,464,971)	(167,653)	(224,815)

Shareholder Transactions:
Proceeds from Shares Sold	84,846,828	81,779,253	4,444,536	3,534,385
Cost of Shares Redeemed	(48,830,468)	(33,734,406)	(4,794,068)	(6,657,776)
Net Increase (Decrease) in Net Assets from Shares Transactions	36,016,360	48,044,847	(349,532)	(3,123,391)
Net Increase (Decrease) in Net Assets	99,788,898	112,200,169	616,115	(2,371,640)

Net Assets:
Beginning of Year	385,457,682	273,257,513	3,446,358	5,817,998
End of Year	$485,246,580	$385,457,682	$4,062,473	$3,446,358

Changes in Shares Outstanding:
Shares Outstanding, Beginning of Year	7,550,000	6,510,000	115,000	215,000
Shares Issued	1,570,000	1,690,000	140,000	120,000
Shares Redeemed	(860,000)	(650,000)	(140,000)	(220,000)
Shares Outstanding, End of Year	8,260,000	7,550,000	115,000	115,000

The accompanying notes are an integral part of the financial statements.

30	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Year	$21.59	$19.37	$16.91	$23.57	$20.55
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	0.75	0.76	0.85	0.57	(0.09)
Net Realized and Unrealized Gain (Loss)	4.85	2.61	1.95	(0.87)	6.67
Total Income (Loss) from Operations	5.60	3.37	2.80	(0.30)	6.58

Less Distributions From:
Net Investment Income	(0.81)	(1.15)	(0.34)	(6.36)	(3.56)
Total Distributions	(0.81)	(1.15)	(0.34)	(6.36)	(3.56)
Net Assets Value, End of Year	$26.38	$21.59	$19.37	$16.91	$23.57

Total Return(b)	26.61%	18.17%	16.71%	(1.75)%	37.52%
Net Assets, End of Year (thousands)	$513,147	$168,927	$22,275	$8,456	$10,607
Ratios of Average Net Assets:
Gross Expenses(c)	0.80%	0.80%	0.80%	0.80%	0.80%
Net Expenses(c)	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss)	3.02%	3.73%	4.62%	2.97%	(0.42)%
Portfolio Turnover Rate(d)	0%	0%	0%	0%	0%

(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results.
(c)	USCF Advisers LLC has contractually agreed, through October 31, 2026, to waive 0.20% of its management fees.
(d)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions, short term investments, or derivatives.

The accompanying notes are an integral part of the financial statements.

31

USCF ETF TRUST

USCF GOLD STRATEGY PLUS INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

					For the
					Period
					Ended
	For the Year Ended June 30,				June 30,
	2026	2025	2024	2023	2022(a)
Net Asset Value, Beginning of Period	$34.74	$27.36	$25.07	$25.43	$25.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	1.24	1.27	1.23	0.75	(0.03)
Net Realized and Unrealized Gain (Loss)	5.53	8.40	2.96	(0.12)	0.63
Total Income (Loss) from Operations	6.77	9.67	4.19	0.63	0.60

Less Distributions From:
Net Investment Income	(9.56)	(2.29)	(1.90)	(0.99)	(0.17)
Total Distributions	(9.56)	(2.29)	(1.90)	(0.99)	(0.17)
Net Assets Value, End of Period	$31.95	$34.74	$27.36	$25.07	$25.43

Total Return(c)	16.94%	36.84%	17.62%	2.71%	2.38%
Net Assets, End of Period (thousands)	$8,786	$14,766	$7,524	$3,134	$3,178
Ratios of Average Net Assets:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45	%(d)
Net Investment Income (Loss)	3.28%	4.06%	4.79%	3.00%	(0.17	)%(d)
Portfolio Turnover Rate(e)	0%	0%	0%	0%	0%

(a)	Commencement of Operations, November 2, 2021.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions, short term investments, or derivatives.

The accompanying notes are an integral part of the financial statements.

32	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF SUSTAINABLE BATTERY METALS STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

					For the Period
	For the Year Ended June 30,				Ended June 30,
	2026	2025		2024	2023(a)
Net Asset Value, Beginning of Period	$14.16	$14.58		$22.40	$25.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.56	0.42		0.61	0.37
Net Realized and Unrealized Gain (Loss)	7.19	(0.46	)(c)	(7.83)	(2.97)
Total Income (Loss) from Operations	7.75	(0.04)		(7.22)	(2.60)

Less Distributions From:
Net Investment Income	(0.19)	(0.38)		(0.60)	—
Total Distributions	(0.19)	(0.38)		(0.60)	—
Net Assets Value, End of Period	$21.72	$14.16		$14.58	$22.40

Total Return(d)	54.86%	0.01%		(32.60)%	(10.27)%
Net Assets, End of Period (thousands)	$2,172	$1,416		$1,458	$2,240
Ratios of Average Net Assets:
Gross Expenses	0.79%	0.79%		0.79%	0.79	%(e)
Net Expenses(f)	0.59%	0.59%		0.59%	0.59	%(e)
Net Investment Income (Loss)	2.75%	3.04%		3.52%	3.41	%(e)
Portfolio Turnover Rate(g)	91%	138%		38%	10%

(a)	Commencement of Operations, January 10, 2023.
(b)	Per share amounts have been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses for the year because of the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund.
(d)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results. Total Return is not annualized for periods less than 1 year.
(e)	Annualized.
(f)	The Adviser has contractually agreed, through October 31, 2026, to waive 0.20% of its management fee.
(g)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions, short term investments, or derivatives.

The accompanying notes are an integral part of the financial statements.

33

USCF ETF TRUST

USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

				For the Period
	For the Year Ended June 30,			Ended June 30,
	2026	2025	2024	2023(a)
Net Asset Value, Beginning of Period	$27.10	$40.08	$30.90	$30.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.79	1.27	1.60	0.19
Net Realized and Unrealized Gain (Loss)	(1.07)	(3.53)	9.10	0.71
Total Income (Loss) from Operations	(0.28)	(2.26)	10.70	0.90

Less Distributions From:
Net Investment Income	(0.70)	(10.72)	(1.52)	—
Total Distributions	(0.70)	(10.72)	(1.52)	—
Net Assets Value, End of Period	$26.12	$27.10	$40.08	$30.90

Total Return(c)	(0.72)%	(6.04)%	35.71%	2.99%
Net Assets, End of Period (thousands)	$2,612	$2,710	$4,008	$3,090
Ratios of Average Net Assets:
Expenses	0.79%	0.79%	0.79%	0.79	%(d)
Net Investment Income (Loss)	2.92%	3.86%	4.45%	3.88	%(d)
Portfolio Turnover Rate(e)	0%	0%	0%	49%

(a)	Commencement of Operations, May 4, 2023.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions, short term investments, or derivatives.

The accompanying notes are an integral part of the financial statements.

34	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF SUSTAINABLE COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

			For the Period
	For the Year Ended June 30,		Ended June 30,
	2026	2025	2024(a)
Net Asset Value, Beginning of Period	$23.09	$23.26	$30.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.62	0.60	0.76
Net Realized and Unrealized Gain (Loss)	6.04	(0.29)	(7.13)
Total Income (Loss) from Operations	6.66	0.31	(6.37)

Less Distributions From:
Net Investment Income	(0.49)	(0.48)	(0.37)
Total Distributions	(0.49)	(0.48)	(0.37)
Net Assets Value, End of Period	$29.26	$23.09	$23.26

Total Return(c)	28.98%	1.46%	(21.38)%
Net Assets, End of Period (thousands)	$2,926	$2,309	$2,326
Ratios of Average Net Assets:
Gross Expenses(d),(e)	0.79%	0.79%	0.79%
Net Expenses(d),(e)	0.51%	0.33%	0.34	%(f)
Net Investment Income (Loss)(d)	2.27%	2.62%	3.35	%(f)
Portfolio Turnover Rate(g)	0%	14%	8%

(a)	Commencement of Operations, August 8, 2023.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(d)	Ratios exclude the income and expenses of the underlying funds in which the Fund invests.
(e)	USCF Advisers LLC has contractually agreed, through October 31, 2026, to waive 0.20% of its management fee.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions, short term investments, or derivatives.

The accompanying notes are an integral part of the financial statements.

35

USCF ETF TRUST

USCF OIL PLUS BITCOIN STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	For the Period
	Ended June 30,
	2026(a)
Net Asset Value, Beginning of Period	$20.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss)(c)	(2.06)
Total Income (Loss) from Operations	(1.73)

Net Assets Value, End of Period	$18.27
Total Return(d)	(8.70)%
Net Assets, End of Period (thousands)	$274
Ratios of Average Net Assets:
Expenses	0.89	%(e)
Net Investment Income (Loss)	2.53	%(e)
Portfolio Turnover Rate(f)	542%

(a)	Commencement of Operations, December 9, 2025.
(b)	Per share amounts have been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses for the year because of the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund.
(d)	Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions, short term investments, or derivatives.

The accompanying notes are an integral part of the financial statements.

36	Annual Financial Statements June 30, 2026

USCF ETF TRUST

USCF MIDSTREAM ENERGY INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Year	$51.05	$41.98	$34.21	$31.16	$29.35
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	1.29	1.21	1.17	1.02	0.84
Net Realized and Unrealized Gain (Loss)	9.83	9.87	8.47	3.79	2.30
Total Income (Loss) from Operations	11.12	11.08	9.64	4.81	3.14

Less Distributions From:
Net Investment Income	(2.21)	(1.60)	(1.06)	(0.83)	(0.81)
Capital Gain	(1.21)	(0.41)	(0.81)	(0.14)	—
Return of Capital	—	—	—	(0.79)	(0.52)
Total Distributions	(3.42)	(2.01)	(1.87)	(1.76)	(1.33)
Net Assets Value, End of Year	$58.75	$51.05	$41.98	$34.21	$31.16

Total Return(b)	22.85%	26.71%	28.92%	15.56%	10.74%
Net Assets, End of Year (thousands)	$485,247	$385,458	$273,258	$205,238	$151,122
Ratios of Average Net Assets:
Gross Expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net Expenses(c)	0.73%	0.85%	0.85%	0.85%	0.85%
Net Investment Income (Loss)	2.42%	2.49%	3.13%	3.04%	2.68%
Portfolio Turnover Rate(d)	20%	41%	21%	17%	18%

(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results.
(c)	Effective October 1, 2025, USCF Advisers LLC has contractually agreed, through October 31, 2026, to waive 0.16% of its management fee.
(d)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions, short term investments, or derivatives.

The accompanying notes are an integral part of the financial statements.

37

USCF ETF TRUST

USCF DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

						For the Period
	For the Year Ended June 30,					Ended June 30,
	2026	2025	2024	2023		2022(a)
Net Asset Value, Beginning of Period	$29.97	$27.06	$25.23	$23.42		$25.18
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.99	0.83	0.74	0.73		0.06
Net Realized and Unrealized Gain (Loss)	5.25	3.73	1.81	2.30		(1.82)
Total Income (Loss) from Operations	6.24	4.56	2.55	3.03		(1.76)

Less Distributions From:
Net Investment Income	(0.88)	(0.95)	(0.72)	(1.22)		—
Capital Gain	—	(0.70)	—	(0.00	)(c)	—
Total Distributions	(0.88)	(1.65)	(0.72)	(1.22)		—
Net Assets Value, End of Period	$35.33	$29.97	$27.06	$25.23		$23.42

Total Return(d)	21.08%	17.06%	10.32%	11.19%		(7.00)%
Net Assets, End of Period (thousands)	$4,062	$3,446	$5,818	$5,676		$5,270
Ratios of Average Net Assets:
Expenses	0.65%	0.64%	0.65%	0.65%		0.65	%(e)
Net Investment Income (Loss)	3.02%	2.84%	2.87%	2.95%		4.44	%(e)
Portfolio Turnover Rate(f)	45%	24%	28%	39%		0%

(a)	Commencement of Operations, June 7, 2022.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Greater than $(0.005).
(d)	Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions, short term investments, or derivatives.

The accompanying notes are an integral part of the financial statements.

38	Annual Financial Statements June 30, 2026

USCF ETF TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2026

NOTE 1 – ORGANIZATION

The USCF ETF Trust (the “Trust”) was organized as a Delaware statutory trust in accordance with a Declaration of Trust dated November 6, 2013. The Declaration of Trust was amended and restated on June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2026, the Trust has established eight investment portfolios that are operational, each of which is an exchange-traded fund (“ETF”): the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”), the USCF Gold Strategy Plus Income Fund (“USG”), the USCF Sustainable Battery Metals Strategy Fund (“ZSB”), the USCF Energy Commodity Strategy Absolute Return Fund (“USE”), the USCF Sustainable Commodity Strategy Fund (“ZSC”), the USCF Oil Plus Bitcoin Strategy Fund (“WTIB”), the USCF Midstream Energy Income Fund (“UMI”) and the USCF Dividend Income Fund (“UDI”), (each a “Fund” and collectively, the “Funds”). Shares of the Trust’s series trade on the NYSE Arca Equity, Inc. (“NYSE Arca”).

The following table provides information regarding each Fund’s diversification status, date of commencement of operations and listing date:

		Diversification	Commencement	NYSE Arca
		Policy	of Operations	Listing Date
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	SDCI	Non-diversified	May 2, 2018	May 3, 2018
USCF Gold Strategy Plus Income Fund	USG	Non-diversified	November 2, 2021	November 3, 2021
USCF Sustainable Battery Metals Strategy Fund	ZSB	Non-diversified	January 10, 2023	January 11, 2023
USCF Energy Commodity Strategy Absolute Return Fund	USE	Non-diversified	May 4, 2023	May 5, 2023
USCF Sustainable Commodity Strategy Fund	ZSC	Non-diversified	August 8, 2023	August 9, 2023
USCF Oil Plus Bitcoin Strategy Fund	WTIB	Non-diversified	December 9, 2025	December 10, 2025
USCF Midstream Energy Income Fund	UMI	Non-diversified	March 23, 2021	March 24, 2021
USCF Dividend Income Fund	UDI	Diversified	June 7, 2022	June 8, 2022

Other series or portfolios may be added to the Trust in the future.

39

The following table provides information regarding the adviser (or sub-adviser) of each Fund (or its wholly owned subsidiary, as applicable):

Wholly
Owned
			Subsidiary	Adviser of	Sub-adviser of
	Adviser	Sub-adviser	Account	Subsidiary	Subsidiary
SDCI	USCF Advisers LLC	N/A	USCF Cayman Commodity 2	USCF Advisers LLC	SummerHaven Investment Management, LLC (“SummerHaven”)
USG	USCF Advisers LLC	SummerHaven	USCF Cayman Commodity 4	USCF Advisers LLC	SummerHaven
ZSB	USCF Advisers LLC	N/A	USCF Cayman Commodity 5	USCF Advisers LLC	N/A
USE	USCF Advisers LLC	N/A	USCF Cayman Commodity 3	USCF Advisers LLC	N/A
ZSC	USCF Advisers LLC	N/A	USCF Cayman Commodity 7	USCF Advisers LLC	N/A
WTIB	USCF Advisers LLC	N/A	USCF Cayman Commodity 10	USCF Advisers LLC	N/A
UMI	USCF Advisers LLC	Miller/Howard Investments, Inc. (“Miller/ Howard”)	N/A	N/A	N/A
UDI	USCF Advisers LLC	Miller/Howard	N/A	N/A	N/A

USCF Advisers LLC (the “Adviser”) has been registered as an investment adviser under the Investment Advisers Act of 1940 with the Securities Exchange Commission (“SEC”) since July 1, 2014, and is a wholly owned subsidiary of USCF Investments, Inc. (formerly Wainwright Holdings, Inc.).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

40	Annual Financial Statements June 30, 2026

Basis of Presentation

The financial statements have been prepared in conformity with GAAP as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Funds are investment companies and follow the accounting and reporting guidance in FASB Topic 946 – “Financial Services – Investment Companies.”

Commodity Pools

Each of SDCI, USG, ZSB, USE, ZSC and WTIB (each a “Commodity Pool Fund”, and collectively, “Commodity Pool Funds”) and their respective Subsidiaries invest in commodity interests and are considered commodity pools. As a result, the Commodity Pool Funds and their respective Subsidiaries are subject to further regulation by the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”). The NFA is the self-regulatory organization for the U.S. derivatives industry. The Commodity Pool Funds and their respective Subsidiaries operate in accordance with CFTC and NFA rules.

The Adviser is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to the Commodity Pool Funds and their respective Subsidiaries. Accordingly, the Adviser is subject to regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to supervision and oversight by the CFTC and NFA.

Investment transactions

Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Distributions received on investments that represent a return of capital or capital gain are reclassified as a reduction of cost of investments and/or as a realized gain. Withholding on foreign dividends have been provided for in accordance with the Adviser’s understanding of the applicable country’s tax rules and rates.

Foreign Taxes

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

41

Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as Cash on the Consolidated Statements of Assets and Liabilities and Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Calculation of Net Asset Value

The NAV of a Fund’s shares is calculated each day the national securities exchanges are open for trading. The NAV for SDCI is generally calculated at 2:30 p.m. Eastern Time. For UMI, USG, UDI, ZSB, USE, ZSC and WTIB, the NAV is calculated as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. For each Fund, the time at which its NAV is calculated as described herein is its “NAV Calculation Time.” If regular trading on NYSE Arca closes earlier than a Fund’s NAV Calculation Time, such Fund’s NAV will be calculated as of that earlier time. NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, a Fund generally values its assets based on market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by a Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. Investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e. g., government action, natural disaster or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The value of the Funds’ assets that trade in markets outside the United States may fluctuate on days that foreign markets are open (which may include non-business days). As such, the value of a Fund’s investments may change on days when you will not be able to purchase or redeem the Fund’s shares.

Securities

Investments by any Fund in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (“NYSE”). If on a particular day an

42	Annual Financial Statements June 30, 2026

exchange-listed security does not trade, then the mean between the closing bids and asked prices will be used. In the case of securities listed on more than one national securities exchange, the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded will be used. If there were no sales on that exchange, the last quoted sale on the other exchange will be used.

For securities held by any Fund that are traded on the NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sales price or NASDAQ Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board of Trustees (“Board”). Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

See “Fair Value Measurement” section for additional information regarding fair value of investments and other financial instruments.

Master Limited Partnerships

UMI may invest up to 25% of its total assets in certain master limited partnerships (“MLPs”). An MLP is a business venture that exists in the form of a publicly traded limited partnership.

UMI’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit that UMI derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders

43

of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Treasuries

The Funds may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by U.S. federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U. S. government.

Money Market Instruments

The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis. The instruments in which the Funds may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Physical Gold

USG invests in physical gold by acquiring COMEX Gold Warrants evidencing ownership of physical gold bars in a COMEX-approved depository. Although COMEX Gold Warrants are not directly tradable, the Fund acquires them by purchasing COMEX gold futures contracts and accepting physical delivery to settle the futures contract. The Fund is able to sell its interests in COMEX Gold Warrants by selling COMEX gold futures contracts and delivering the warrants to physically settle the futures contract.

COMEX Gold Warrants are linked to specific bars with identifiable and unique brands and serial numbers stored in an exchange-approved gold depository. USG does not custody physical gold and will not take possession of physical gold at any time.

Gold Call Options

USG follows a “buy-write” (also called a covered call) investment strategy in which it buys Gold Investments (e.g., gold warrants, futures contracts, and other gold related derivative instruments) and writes (or sells) call options that are fully “covered” (or collateralized) by

44	Annual Financial Statements June 30, 2026

the Gold Investments. Generally, a call option on gold gives the holder the right, but not the obligation, to buy gold at a specific price, called the strike price, for a certain amount of time. If the market price of gold rises above the strike price before the option expires, the holder can make a profit by exercising the option to purchase the gold at the strike price and then selling the gold at the current market price. Accordingly, purchasers of the gold call options sold by the Fund will pay a premium for the right to exercise the option at the strike price on a future date, and the Fund will earn money by retaining this premium.

Conversely, if the market price of gold falls and then remains below the strike price, the option holder would not make any profit by exercising the option, and the seller of the option will make a profit on the premium.

The Sub-Adviser to USG will cause USG to write options as part of its investment strategy to generate option premium profits for the Fund. The Fund does not intend to engage in options trading as a strategy, but rather intends to make a profit solely by retaining the premium received when the Fund issues the options.

USG will never sell call options on more than 100% of the notional amount of the Fund’s portfolio of Gold Investments, meaning that the Fund will not utilize leverage.

Futures

A commodities futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. Additionally, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an

45

account with the FCM. See total amounts at, and due from the broker on the Consolidated Statements of Assets and Liabilities.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin may be calculated such that (i) both profits and losses on the contract are exchanged daily between the exchange and the Fund, or (ii) only the losses are realized daily, and profits are only realized at the end of the contract. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In accordance with ASC 946-310-45, the variation margin is shown separately on the Consolidated Statements of Assets and Liabilities. In computing daily NAV, the Fund will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying assets, the Funds are not permitted to make or take delivery, and these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange).

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so.

A summary of the open futures contracts as of June 30, 2026, is included in a table within each of the Commodity Pool Funds’ respective Consolidated Schedule of Investments.

46	Annual Financial Statements June 30, 2026

The following table summarizes the value of the Commodity Pool Funds’ respective derivative instruments held as of June 30, 2026, presented by primary underlying risk exposure:

		Asset Derivatives*		Liability Derivatives*
		Consolidated		Consolidated
		Statement of Assets		Statement of Assets
		and Liabilities		and Liabilities
		Location	Fair Value	Location	Fair Value
SDCI	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$12,115,504	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$(13,256,738)
USG	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	—	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	(1,092,390)

	Commodity Written Option Contracts	Written Call Options, at Fair Value	—	Written Call Options, at Fair Value	(29,700)
ZSB	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	10,312	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	(279,048)
USE	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	243,700	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	(851,253)
ZSC	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	107,268	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	(157,748)
WTIB	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	—	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	(42,700)

*Includes cumulative appreciation or cumulative depreciation of futures contracts as disclosed in the Consolidated Schedule of Investments. Variation margin receivable/(payable) and receivable/(payable) for open futures contracts is disclosed separately within the Consolidated Statements of Assets and Liabilities.

47

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Commodity Pool Funds’ respective earnings during the year ended June 30, 2026, and the related location in the accompanying Consolidated Statements of Operations is summarized in the following tables by primary underlying risk exposure:

		Year Ended June 30, 2026
		Realized Gain (Loss) on	Change in Unrealized Appreciation
	Risk Type	Derivatives	(Depreciation) on Derivatives
SDCI	Commodity Futures Contracts	$68,937,818	$(1,415,193)
USG	Commodity Futures Contracts	2,314,133	(1,004,080)

	Commodity Written Option Contracts	659,545	800
ZSB	Commodity Futures Contracts	914,233	(284,047)
USE	Commodity Futures Contracts	563,332	(695,559)
ZSC	Commodity Futures Contracts	235,970	(28,509)
WTIB	Commodity Futures Contracts	22,767	(42,700)

The Effect of Derivative Instruments on the Consolidated Statements of Operations

For the year ended June 30, 2026, the average monthly volume of derivatives for each of the Commodity Pool Funds were as follows:

		Commodity
	Commodity	Written Option
	Futures Contracts	Contracts
	(Notional Value)	(Fair Value)
SDCI	$356,009,128	$—
USG	13,083,817	(52,365)
ZSB	3,009,656	—
USE	1,346,253	—
ZSC	2,083,626	—
WTIB	836,204	—

48	Annual Financial Statements June 30, 2026

Fair Value Measurement

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument or an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Call option contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

United States Treasury Obligations are valued at amortized cost, which is deemed to approximate fair value, each business day and are categorized as Level 2.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

49

For equity securities, the Trust has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the open of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security.

As a result, it is possible that fair value prices will be used by the Funds. Securities using these valuation adjustments are categorized as Level 2 in the fair value hierarchy.

The following tables summarize the valuations at June 30, 2026, for the Funds, using the fair value hierarchy:

SDCI

Assets	Total	Level 1	Level 2	Level 3
Short-Term Investments	$279,768,181	$—	$279,768,181	$—
Exchange-Traded Commodity Futures Contracts*	12,115,504	12,115,504	—	—
Total	$291,883,685	$12,115,504	$279,768,181	$—

Liabilities	Total	Level 1	Level 2	Level 3
Exchange-Traded Commodity Futures Contracts*	$(13,256,738)	$(13,256,738)	$—	$—
Total	$(13,256,738)	$(13,256,738)	$—	$—

USG

Liabilities	Total	Level 1	Level 2	Level 3
Commodity Written Option Contracts	$(29,700)	$(29,700)	$—	$—
Exchange-Traded Commodity Futures Contracts*	(1,092,390)	(1,092,390)	—	—
Total	$(1,122,090)	$(1,122,090)	$—	$—

ZSB

Assets	Total	Level 1	Level 2	Level 3
Short-Term Investments	$999,200	$—	$999,200	$—
Exchange-Traded Commodity Futures Contracts*	10,312	10,312	—	—
Total	$1,009,512	$10,312	$999,200	$—

Liabilities	Total	Level 1	Level 2	Level 3
Exchange-Traded Commodity Futures Contracts*	$(279,048)	$(279,048)	$—	$—
Total	$(279,048)	$(279,048)	$—	$—

USE

Assets	Total	Level 1	Level 2	Level 3
Short-Term Investments	$1,239,567	$—	$1,239,567	$—
Exchange-Traded Commodity Futures Contracts*	243,700	243,700	—	—
Total	$1,483,267	$243,700	$1,239,567	$—

Liabilities	Total	Level 1	Level 2	Level 3
Exchange-Traded Commodity Futures Contracts*	$(851,253)	$(851,253)	$—	$—
Total	$(851,253)	$(851,253)	$—	$—

50	Annual Financial Statements June 30, 2026

ZSC

Assets	Total	Level 1	Level 2	Level 3
Short-Term Investments	$1,983,307	$—	$1,983,307	$—
Exchange-Traded Commodity Futures Contracts*	107,268	107,268	—	—
Total	$2,090,575	$107,268	$1,983,307	$—

Liabilities	Total	Level 1	Level 2	Level 3
Exchange-Traded Commodity Futures Contracts*	$(157,748)	$(157,748)	$—	$—
Total	$(157,748)	$(157,748)	$—	$—

WTIB

Assets	Total	Level 1	Level 2	Level 3
Exchange-Traded Funds	$99,876	$99,876	$—	$—
Total	$99,876	$99,876	$—	$—

Liabilities	Total	Level 1	Level 2	Level 3
Exchange-Traded Commodity Futures Contracts*	$(42,700)	$(42,700)	$—	$—
Total	$(42,700)	$(42,700)	$—	$—

UMI

Assets	Total	Level 1	Level 2	Level 3
Common Stocks	$349,408,978	$349,408,978	$—	$—
Master Limited Partnerships	133,569,929	133,569,929	—	—
Money Market Funds	903,073	903,073	—	—
Total	$483,881,980	$483,881,980	$—	$—

UDI

Assets	Total	Level 1	Level 2	Level 3
Common Stocks	$3,995,871	$3,995,871	$—	$—
Money Market Funds	52,150	52,150	—	—
Total	$4,048,021	$4,048,021	$—	$—

* Net unrealized appreciation/(depreciation) as presented in the Consolidated Schedule of Investments.

There were no transfers into or out of Level 3 for the fiscal year ended June 30, 2026.

For further information regarding security characteristics, see the Consolidated Schedule of Investments and the Schedule of Investments.

Income

Dividend income is recorded on the ex-dividend date, as soon as information is available to the Funds. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

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Commodity futures contracts, forward contracts, physical commodities, and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the Consolidated Statements of Assets and Liabilities and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the period or as of the last date of the consolidated financial statements. Changes in the unrealized gains or losses between periods are reflected in the Consolidated Statements of Operations.

UMI invests in MLPs which make distributions that are primarily attributable to return of capital. UMI records investment income and return of capital in the Statements of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year-ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceeds its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

Federal and Other Taxes

It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. The Funds intend to qualify for and to elect treatment each as a separate regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

As of and during the year ended June 30, 2026, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Delaware, which are subject to the examination of the Internal Revenue Service (“IRS”) for a period of three fiscal years after they are filed.

The Funds follow ASC 740 “Income Taxes,” which requires that the financial statements effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the

52	Annual Financial Statements June 30, 2026

position will be sustained upon examination. Management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences, which are primarily due to tax treatment of redemptions in-kind, return of capital distributions and wholly-owned subsidiaries as of June 30, 2026, were reclassified to the following accounts:

	SDCI	USG	ZSB	USE	ZSC	WTIB	UMI	UDI
Paid In Capital	$65,943,358	$597,026	$931,311	$580,092	$223,803	$27,090	$26,631,372	$814,053
Total Distributable Earnings/(Accumulated Loss)	$(65,943,358)	$(597,026)	$(931,311)	$(580,092)	$(223,803)	$(27,090)	$(26,631,372)	$(814,053)

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken with the 2026 tax returns. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the IRS.

Dividends and Distributions

Each Fund intends to pay out dividends on an annual basis, except for USG, which intends to pay dividends on a quarterly basis, and UDI and UMI, which intend to pay dividends on a monthly basis. Nonetheless, each Fund may not make a dividend payment annually, quarterly or monthly, as applicable. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of a Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by such Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses) that are properly reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable as ordinary income. Distributions of investment income properly reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at the

53

same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s basis in its shares will be reduced by the amount of any distribution treated as a non-taxable return of capital.

In general, distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and, thus, were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Trust (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. In addition, even if shareholders have provided appropriate certifications to the intermediary through which they hold shares, such withholding may apply if the intermediary is a foreign intermediary unless such foreign intermediary either enters into an agreement with the IRS regarding reporting or is located in a jurisdiction that has entered into an Intergovernmental Agreement with the IRS and such foreign intermediary is in compliance with the terms of such intergovernmental agreement and any enabling legislation or administrative actions.

Foreign Currency Translation

Non-U.S. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

54	Annual Financial Statements June 30, 2026

Indemnification

The Trust will indemnify its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Segment Reporting

The Trust and all its Funds and wholly-owned subsidiaries adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each portfolio operates in its own segment and derives its revenues from investments made in accordance with the defined investment strategy of the respective portfolio, as prescribed in the prospectus. The Chief Operating Decision Maker (“CODM”) is the Adviser. The CODM monitors the operating results of each portfolio as part of making decisions for allocating resources and evaluating performance.

New Accounting Pronouncements

In this reporting period, the Funds adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

NOTE 3 – RISKS

The Funds’ risks include, but are not limited, to the following:

Cayman Subsidiary Risk

With respect to an investment in the Commodity Pool Funds, there is additional risk related to the Subsidiaries. A Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and is a wholly-owned subsidiary of an individual Fund. Through their respective Subsidiaries, the Commodity Pool Funds are able to gain exposure to certain types of commodity-linked derivative instruments and satisfy RIC tax requirements. Each of the Commodity Pool Funds is the sole shareholder of their respective Subsidiaries, and it is intended that each Fund will remain the sole shareholder and will continue to control its Subsidiary.

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By investing in the Subsidiary, each Commodity Pool Fund will be indirectly exposed to the risks associated with its Subsidiary’s investments. Each of the Commodity Pool Funds may invest up to 25% of its total assets in their respective Subsidiaries. The accompanying Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights for each Fund include the positions and accounts of the applicable Subsidiary. All inter-company balances and transactions, if any, have been eliminated in consolidation.

As of June 30, 2026, the Commodity Pool Funds’ and their respective Subsidiaries’ net assets were as follows:

			% of Fund
	Total	Subsidiary	Represented by Subsidiary’s
	Net Assets	Net Assets	Net Assets
SDCI	$513,146,718	$106,467,570	20.7%
USG	8,785,583	1,677,370	19.1%
ZSB	2,171,967	382,652	17.6%
USE	2,611,639	500,655	19.2%
ZSC	2,925,620	481,365	16.5%
WTIB	273,991	53,622	19.6%

Other Investment Companies Risk

An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Market Risk

The trading prices of equity securities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. A Fund’s NAV and market price may fluctuate significantly due to market risk. A Fund, and its investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

56	Annual Financial Statements June 30, 2026

Liquidity Risk

A Fund may not always be able to liquidate its investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Funds to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Fluctuation of NAV Risk

The market prices of each Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for each Fund’s shares on NYSE Arca. The Adviser cannot predict whether each Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk

Although the Funds’ shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Small Fund Risk

Since USG, ZSB, USE, ZSC and UDI are small funds, there can be no assurance that they will grow to or maintain an economically viable size. While the Funds are small, they may face the risk of being delisted if they do not meet certain conditions of their listing exchange and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

New Fund Risk

Since WTIB is a new fund, there can be no assurance that it will grow to or maintain an economically viable size.

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Derivatives Risk

The value of a derivative instrument, such as a Fund’s investments in commodity-linked derivative instruments, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in a Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact a Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions, such as current market conditions. These risks are greater for the Commodity Pool Funds than most other ETFs because the Funds will implement their investment strategies primarily through investments in commodity-linked derivative instruments.

Futures Risk

Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price, for example, as a futures contract approaches the expiration date, in order to avoid taking delivery of the underlying commodity the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to spot prices of the commodities in which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

58	Annual Financial Statements June 30, 2026

Commodities Risk

With respect to the Commodity Pool Funds, exposure to the commodities markets through investments in commodity-linked derivatives instruments may subject the Funds to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Significant changes in the value of commodities may lead to volatility in the Commodity Pool Funds’ NAV and market price.

Commodities Tax Risk

Each Commodity Pool Fund intends to qualify as a RIC under Subchapter M of the Code. If the Commodity Pool Funds qualify as RICs and satisfy certain minimum distribution requirements, they will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, a Fund must satisfy, among other things, certain source-of-income requirements. The IRS issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, each of the Commodity Pool Funds intends to gain exposure to the commodities market primarily through its investment in a Subsidiary. The Commodity Pool Funds anticipate that their inclusion of income from their Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of a Fund from its Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit a Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders. The Commodity Pool Funds seek to manage their investments in their respective Subsidiaries and in commodities investments as necessary to maintain their qualification as RICs.

Master Limited Partnership Tax Risk

UMI’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit UMI derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in

59

current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of UMI’s investments. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by UMI to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by UMI from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require UMI to restate the character of its distributions and amend any shareholder tax reporting previously issued. UMI will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, UMI intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the Fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

ESG Investing Risk

UMI and UDI’s consideration of environmental, social, and governance (“ESG”) factors in selecting investments may limit the investment opportunities available to each Fund or exclude the securities of certain issuers for non-financial reasons. As such, UMI and UDI may invest in companies or industries that are out of favor in the market or underperforming the market, and each Fund may forego certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet UMI and UDI’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Sub-Adviser may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. There is no uniform set of ESG standards, and different third-party providers may provide different or inconsistent information and data. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors.

60	Annual Financial Statements June 30, 2026

Cash Transaction Risk

Creation and redemption transactions for certain Funds generally settle through payments consisting substantially of cash, which will cause the Funds to incur certain costs, such as brokerage costs, that it would not incur if it made solely in-kind redemptions. In addition, because a Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an authorized participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Bitcoin Futures and ETPs Risk

The USCF Oil Plus Bitcoin Strategy Fund’s indirect investment in bitcoin, through futures contracts and bitcoin ETPs, exposes it to the unique and substantial risks of this emerging innovation. Bitcoin futures and bitcoin ETPs are relatively new and commenced trading in 2017 and in January 2024, respectively. As a result, the markets for bitcoin futures and bitcoin ETPs may be less developed, and at times, potentially less liquid and more volatile, than more established commodity futures and ETP markets. While the bitcoin futures and bitcoin ETP markets have grown substantially and are characterized by significant trading volume, there can be no assurance that this growth will continue or that the trading volume will be maintained. Bitcoin futures are subject to collateral requirements and daily limits that may limit the Fund’s ability to achieve the desired exposure. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

NOTE 4 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and the Adviser. For SDCI, USG, ZSB, ZSC, USE and WTIB, the Adviser also serves as investment adviser to their respective Subsidiaries pursuant to a separate investment advisory agreement. SummerHaven serves as the sub-adviser to USG, USCF Cayman Commodity 2 and USCF Cayman Commodity 4 pursuant to separate sub-advisory agreements between the Adviser and SummerHaven on behalf of USG and each applicable Subsidiary. Miller/Howard serves as the sub-adviser to UMI and UDI pursuant to a separate sub-advisory agreement between the Adviser and Miller/Howard on behalf of UMI and UDI.

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Management Fees

Each Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of Fund expenses. The Adviser is responsible for all expenses of the Funds, and any wholly-owned subsidiaries, except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The fees paid to the Adviser are accrued daily and paid monthly. The Subsidiaries do not pay separate fees to the Adviser. The following table lists the total management fee paid by each Fund.

Fund	Management Fee
SDCI	0.80%
USG	0.45%
ZSB	0.79%
USE	0.79%
ZSC	0.79%
WTIB	0.89%
UMI	0.85%
UDI	0.65%

Pursuant to a Waiver Agreement, the Adviser waives 0.20% of the management fees payable by SDCI. The agreement became effective on August 15, 2019, and has subsequently been renewed on an annual basis. The agreement will remain in effect through October 31, 2026, and may be renewed by the Adviser in its sole discretion thereafter. Waived fees are not subject to recoupment by the Adviser. Pursuant to a Waiver Agreement, the Adviser waives 0.20% of the management fees payable by ZSB. The agreement became effective on January 4, 2023, and has subsequently been renewed on an annual basis. The agreement will remain in effect through October 31, 2026, and may be renewed by the Adviser in its sole discretion thereafter. Waived fees are not subject to recoupment by the Adviser. Pursuant to a Waiver Agreement, the Adviser waives 0.20% of the management fees payable by ZSC. The agreement became effective on August 8, 2023 and has subsequently been renewed on an annual basis. The agreement will remain in effect through October 31, 2026. Waived fees are not subject to recoupment by the Adviser. Pursuant to a Waiver Agreement, the Adviser waives 0.16% of the management fees payable by UMI. The agreement became effective on October 1, 2025. The agreement will remain in effect through October 31, 2026, and may be renewed by the Adviser in its sole discretion thereafter. Waived fees are not subject to recoupment by the Adviser.

62	Annual Financial Statements June 30, 2026

The Adviser has contractually agreed to waive a portion of its management fees in an amount equal to the acquired fund’s fees and expenses attributable to ZSC’s investments in affiliated exchange-traded funds. For the year ended June 30, 2026, the Adviser waived $2,284 of expenses to the Fund. Waived fees are not subject to recoupment by the Adviser.

SummerHaven and Miller/Howard each receive a management fee equal to a percentage of the relevant Fund’s average daily net assets for the services they provide to each Fund and/or Subsidiary. The Sub-Advisers’ fees are calculated daily and paid monthly by the Adviser out of its management fees. The following table lists the contractual sub-advisory fees paid to the Sub-Advisers.

Fund	Sub-Advisory Fee
Wholly-owned Subsidiary of SDCI	0.06%
USG	0.15%
UMI	0.38%
UDI*	0.20%

* As compensation for its services to the Fund, the Sub-Adviser receives an annual fee based on the average daily net assets of the Fund as outlined in the table below. The sub-advisory fee is paid by the Adviser, not by the Fund.

Annual Fee as
a percent of
average daily
Assets	net assets
On the first $5 million ($0 - $5,000,000)	0.20%
On the next $45 million ($5,000,001–$50,000,000)	0.00%
On the next $50 million ($50,000,001–$100,000,000)	0.20%
For the portion of Total Net Assets over $100 million	0.25%

Miller/Howard has contractually agreed through October 31, 2026 to waive 0.08% of its sub-advisory fees paid to it by the Adviser for UMI. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of Miller/Howard and the Adviser, and will terminate automatically if the sub-advisory agreement between Miller/Howard and the Adviser with respect to UMI is terminated. After October 31, 2026, Miller/Howard and the Adviser may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by Miller/Howard.

The Adviser and the Sub-Advisers (subject to the Adviser’s oversight) supervise and manage the investment portfolio of each Fund and direct the purchase and sale of each Fund’s investments.

Administrator, Custodian and Transfer Agent

The Bank of New York (“BNY”) serves as the administrator, custodian, and transfer agent for the Funds. Under the Administrative Agency Agreement with the Trust, BNY performs certain administrative, accounting, transfer agency and dividend disbursing services for the Funds and prepares certain reports filed with the SEC on behalf of the Trust and

63

the Funds. Under the Custodian Agreement with the Trust, BNY maintains in separate accounts: cash, securities and other assets of the Funds; keeps all necessary accounts and records, and provides other services. BNY is required, upon the order of the Trust, to deliver securities held by BNY and to make payments for securities purchased by the Trust for the Funds.

Buying and Selling Fund Shares

The Funds are ETFs. This means that shares of the Funds may only be purchased and sold on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Funds’ shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). Each Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants.” Currently, Creation Units for SDCI, USG, ZSB, USE and ZSC generally consist of 25,000 shares. For UMI and UDI, Creation Units generally consist of 10,000 shares. For WTIB, Creation Units generally consist of 5,000 shares. Creation Units share amounts may change from time to time. Authorized Participants are required to pay a transaction fee of $250 for SDCI, USG, ZSB, ZSC and USE, $50 for WTIB, and $100 for UMI and UDI to compensate the Funds for brokerage and transaction expenses when purchasing Units.

Each of SDCI, USG, ZSB, USE, ZSC and WTIB, generally issues and redeems Creation Units in exchange for a designated amount of cash. Each of UMI and UDI generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of UMI or UDI, as applicable, and/or a designated amount of cash.

Distributor

The Distributor serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares.

The Distributor is the distributor of the Trust. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Funds in Creation Units. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. Fees under the Distribution Agreement are paid by the Adviser. The Adviser may, from time to time and from its own resources, make other distribution-related payments to the Distributor or other persons.

64	Annual Financial Statements June 30, 2026

Licensing Agreement

SummerHaven Index Management, LLC (“SHIM”), an affiliate of SummerHaven, owns and maintains the SummerHaven Dynamic Commodity Index Total Return (SDCITR) (the “Index”). The Adviser and SHIM have entered into a licensing agreement (the “Licensing Agreement”) for the Trust’s use of the Index, for which the Adviser pays SHIM licensing fees. The licensing fees are separate from the fees paid to for sub-advisory services provided to the Subsidiary.

Investors cannot be assured of the continuation of the Licensing Agreement between SHIM and the Adviser for use of the Index. Should the Licensing Agreement between SHIM and the Adviser be terminated, the Adviser and the Board will consider available alternatives, including finding a replacement benchmark or strategy or liquidating SDCI. Termination of the Licensing Agreement may have an adverse effect on the performance and NAV of SDCI’s shares.

NOTE 5 – INVESTMENT TRANSACTIONS – PURCHASES AND SALES

During the year ended June 30, 2026, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and in-kind transactions) were as follows:

			In-Kind	In-Kind
Fund	Purchases	Sales	Creations	Redemptions
SDCI	$—	$—	$—	$—
USG	—	—	—	—
ZSB	161,119	546,954	—	—
USE	—	—	—	—
ZSC	—	1,763,444	—	—
WTIB	401,060	315,024	—	—
UMI	83,354,799	88,323,687	84,432,595	48,555,767
UDI	2,471,657	2,429,054	4,369,569	4,729,030

NOTE 6 – DISTRIBUTIONS AND TAXES

It is the policy of the Funds to qualify as regulated investment companies by complying with the requirements of the Code, applicable to regulated investment companies and by distributing substantially all of their earnings to shareholders. Therefore, no federal income tax provision is required.

Income distributions and return of capital distributions are determined in accordance with tax regulations, which may differ from GAAP.

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NOTE 7 – DIVIDENDS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended June 30, 2026, were from Ordinary Income and Return of Capital in the amounts as follows:

	Ordinary	Capital	Return of
Fund	Income	Gains	capital
SDCI	$10,111,486	$—	$—
USG	2,923,771	—	—
ZSB	33,873	—	—
USE	70,066	—	—
ZSC	48,969	—	—
WTIB	—	—	—
UMI	17,622,868	9,610,192	—
UDI	167,653	—	—

The tax character of distributions paid during the fiscal year ended June 30, 2025, were from Ordinary Income and Return of Capital in the amounts as follows:

	Ordinary	Capital	Return of
Fund	Income	Gains	capital
SDCI	$1,869,513	$—	$—
USG	750,948	—	—
ZSB	38,350	—	—
USE	1,072,304	—	—
ZSC	48,499	—	—
UMI	11,516,104	2,948,867	—
UDI	139,454	85,361	—

As of June 30, 2026, the components of accumulated earnings on a tax basis were as follows:

	SDCI	USG	ZSB	USE	ZSC	WTIB	UMI	UDI
Undistributed Ordinary Income - Net	$82,742,503	$2,081,393	$897,671	$23,782	$284,039	$20,039	$—	$7,855
Undistributed long-term gains/accumulated capital loss	—	(1,303)	(53,095)	(235)	(190,065)	—	—	(106,810)

Other Book/Tax Temporary Differences	—	—	—	—	—	—	(4,537,984)	—

Unrealized Appreciation (Depreciation)	(78,410,989)	(3,249,806)	(1,119,797)	(598,342)	(299,261)	(46,267)	174,372,553	339,192
Total Accumulated Earnings/(Losses) -Net	$4,331,514	$(1,169,716)	$(275,221)	$(574,795)	$(205,287)	$(26,228)	$169,834,569	$240,237

66	Annual Financial Statements June 30, 2026

NOTE 8 – CAPITAL LOSS CARRY FORWARD

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of June 30, 2026, capital loss carryforwards were as follows:

	Utilized in	Short-Term	Long-Term
	Current	With No	With No
Fund	Year	Expiration	Expiration
SDCI	$—	$—	$—
USG	—	(1,303)	—
ZSB	60,741	(53,683)	—
USE	—	(235)	—
ZSC	—	(39,231)	(150,834)
WTIB	—	—	—
UMI	—	—	—
UDI	—	(51,008)	(55,802)

Under current tax law, net capital losses realized after October 31, and net ordinary losses incurred after December 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ post-October and late year losses are determined only at the end of each fiscal year. UMI defers Post-October Losses of $4,451,689 for the fiscal year ended June 30, 2026.

NOTE 9 – TAX COST OF INVESTMENTS

As of June 30, 2026, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregate gross unrealized appreciation (depreciation) on investments were as follows:

		Net	Aggregate	Aggregate
		Unrealized	Gross	Gross
	Aggregate	Appreciation	Unrealized	Unrealized
Fund	Tax Cost	(Depreciation)	Appreciation	(Depreciation)
SDCI	$414,094,745	(33,841,950)	—	(33,841,950)
USG	4,606,004	(2,928,634)	—	(2,928,634)
ZSB	2,072,755	(690,903)	—	(690,903)
USE	2,080,950	(340,728)	—	(340,728)
ZSC	2,648,508	(183,836)	—	(183,836)
WTIB	135,276	18,222	18,222	—
UMI	309,495,570	174,386,410	177,335,490	(2,949,080)
UDI	3,708,775	339,246	498,731	(159,485)

67

NOTE 10 – TRUSTEES’ FEES

The Trust compensates each Trustee who is not an “interested person” of the Trust as defined in the 1940 Act. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustees who are “interested persons” of the Trust do not receive any Trustees’ fees.

NOTE 11 – SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

68	Annual Financial Statements June 30, 2026

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
USCF ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as applicable), including the schedules of investments (consolidated as applicable), of USCF ETF Trust comprising the funds listed below (the “Funds”) as of June 30, 2026, the related statements of operations (consolidated as applicable), and changes in net assets (consolidated as applicable), and the financial highlights (consolidated as applicable) for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2026, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statement(s) of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, USCF Gold Strategy Plus Income Fund, USCF Sustainable Battery Metals Strategy Fund, and USCF Energy Commodity Strategy Absolute Return Fund	Consolidated for the year ended June 30, 2026	Consolidated for the years ended June 30, 2026 and 2025	Consolidated for the three years ended June 30, 2026, 2025, and 2024

USCF Sustainable Commodity Strategy Fund	Consolidated for the year ended June 30, 2026	Consolidated for the years ended June 30, 2026 and 2025	Consolidated for the period August 8, 2023 (commencement of operations) through June 30, 2024 and for the years ended June 30, 2025 and June 30, 2026

USCF Oil Plus Bitcoin Strategy Fund	Consolidated for the period December 9, 2025 (commencement of operations) through June 30, 2026

USCF Midstream Energy Income Fund and USCF Dividend Income Fund	For the year ended June 30, 2026	For the years ended June 30, 2026 and 2025	For the three years ended June 30, 2026, 2025, and 2024

The Funds’ financial highlights (consolidated as applicable) for the years or periods ended June 30, 2023, and prior, were audited by other auditors whose report dated August 28, 2023, expressed an unqualified opinion on those financial highlights.

69

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2024.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
August 27, 2026

70	Annual Financial Statements June 30, 2026

ADDITIONAL INFORMATION (UNAUDITED)

Federal Income Tax Information

For the year ended June 30, 2026, the following Funds reported the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

Fund	QDI	DRD
SDCI	0.00%	0.00%
USG	0.00%	0.00%
ZSB	0.00%	0.00%
USE	0.00%	0.00%
ZSC	0.00%	0.00%
WTIB	0.00%	0.00%
UMI	0.00%	0.00%
UDI	0.00%	0.00%

In January 2027 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2026.

71

www.uscfinvestments.com

1-800-920-0259

The funds are distributed by ALPS Distributors, Inc.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The aggregate remuneration paid to the Registrant’s trustees, officers and others, if any, is included in Item 7 of this report.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	A copy of the code of ethics is incorporated herein by reference to the Registrant’s Annual Report on Form N-CSR filed with the Commission on September 1, 2022.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USCF ETF Trust

By (Signature and Title)*	/s/ John P. Love
John P. Love, President and Chief Executive Officer
(Principal Executive Officer)

Date                       9/4/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Love
John P. Love, President and Chief Executive Officer
(Principal Executive Officer)

Date                       9/4/2026

By (Signature and Title)*	/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date                       9/4/2026

* Print the name and title of each signing officer under his or her signature.